EXHIBIT 10.1
EXECUTION VERSION
DB MASTER FINANCE LLC
SERIES 2017-1 3.629% FIXED RATE SENIOR SECURED NOTES, CLASS A-2-I
SERIES 2017-1 4.030% FIXED RATE SENIOR SECURED NOTES, CLASS A-2-II
PURCHASE AGREEMENT
September 14, 2017
Guggenheim Securities, LLC
Barclays Capital Inc.
As Representatives of the several
Initial Purchasers named in Schedule I attached hereto

c/o Guggenheim Securities, LLC
330 Madison Avenue
New York, New York 10017

c/o Barclays Capital Inc.
745 Seventh Avenue
New York, New York 10019

Ladies and Gentlemen:
DB Master Finance LLC, a Delaware limited liability company (the “Master Issuer”) and an indirect, wholly-owned Subsidiary of Dunkin’ Brands, Inc., a Delaware corporation (the “Manager”), proposes, upon the terms and conditions stated herein, to issue and sell to the several initial purchasers named in Schedule I hereto (the “Initial Purchasers”), two series of fixed rate senior secured term notes, (i) the “Series 2017-1 Class A-2-I Notes” in an aggregate principal amount of $600,000,000 and (ii) the “Series 2017-1 Class A-2-II Notes” in an aggregate principal amount of $800,000,000 (collectively with the Series 2017-1 Class A-2-I Notes, the “Notes”), pursuant to the Base Indenture and the Series 2017-1 Supplement thereto.
The Notes (i) will have terms and provisions that are summarized in the Pricing Disclosure Package (as defined below) and (ii) are to be issued pursuant to a Base Indenture (the “Base Indenture”), dated as of January 26, 2015 (the “Initial Closing Date”) and a series supplement to be dated on or about October 23, 2017 (the “Series 2017-1 Supplement” and together with the Base Indenture, the “Indenture”), each entered into between the Master Issuer and Citibank, N.A., a national banking association, as trustee (in such capacity, the “Trustee”) and securities intermediary. The Master Issuer’s obligations under the Notes, including the due and punctual payment of interest on the Notes, will be jointly and severally irrevocably and unconditionally guaranteed (the “Guarantees”) by DB Master Finance Parent LLC, a Delaware limited liability company (the “Master Issuer Parent”), DB Franchising Holding Company LLC, a Delaware limited liability company (the “DD/BR Franchise Holdco”), Dunkin’ Donuts Franchising LLC, a Delaware limited liability company (the “DD Franchisor”), Baskin-Robbins Franchising LLC, a Delaware limited liability company (together with the DD/BR Franchise Holdco and the DD Franchisor, the “DD/BR Franchise Holders”), BR UK Franchising LLC, a Delaware limited liability company (the “U.K. Franchisor”), DB Mexican Franchising LLC, a Delaware limited liability company (together with the DD/BR Franchise Holders and the U.K. Franchisor, the “Franchise Holders”), DD IP Holder LLC, a Delaware limited liability company (the “DD IP Holder”), BR IP Holder LLC, a Delaware limited liability company (the “BR IP Holder” and together with the DD IP Holder, the “IP Holders”), DB Real Estate Assets I LLC, a Delaware limited liability company (the “First Realty”), and DB Real Estate Assets II LLC, a Delaware limited liability company (together with the First Realty, the “Real Estate Holders,” and together with the Master Issuer Parent, the Franchise Holders, the IP Holders and First Realty, the “Guarantors,” and each a “Guarantor” and, together with the Master Issuer, the “Securitization Entities”), pursuant to a Guarantee and Collateral Agreement, dated on the Initial Closing Date among each Guarantor and the Trustee (the “Guarantee and Collateral Agreement”). This Agreement is to confirm the agreement concerning the purchase of the Notes from the Master Issuer by the Initial Purchasers. Guggenheim Securities, LLC and Barclays Capital Inc. are acting as the joint representatives (collectively, the “Representatives” and each, a “Representative”) for the Initial Purchasers.
On or prior to the Initial Closing Date, (i) the Securitization Entities, the Manager and the Trustee entered into a Management Agreement pursuant to which the Manager manages the assets of the Securitization Entities (the “Management Agreement”), (ii) the Securitization Entities, the Manager, Midland Loan Services, a division of PNC Bank, National Association, as servicer (the “Servicer”) and the Trustee entered into a Servicing Agreement pursuant to which the Servicer services and administers the Notes (the “Servicing Agreement”), (iii) the Securitization Entities, the Manager, the Servicer, FTI Consulting, Inc., a Maryland corporation, as back-up manager (the “Back-Up Manager”), and the Trustee entered into a Back-Up Management and Consulting Agreement (the “Back-Up Management Agreement,” and together with the Management Agreement and the Servicing Agreement, the “Related Documents”), pursuant to which the Back-Up Manager provides certain consulting and back-up management services to the Securitization Entities, the Servicer and the Trustee and (iv) the Guarantors and the Trustee entered into the Guarantee and Collateral Agreement.
For purposes of this Agreement, (i) “Parent Companies” shall mean Dunkin’ Brands Group, Inc. (“DBGI”), Dunkin’ Brands Holdings, Inc., and the Manager and (ii) “Dunkin’ Brands Parties” shall mean, collectively, the Parent Companies and the Securitization Entities.

For purposes of this Agreement, capitalized terms used but not defined herein shall have the meanings given to such terms in the “Certain Definitions” section of the Pricing Disclosure Package (as defined below).
1.Purchase and Resale of the Notes. The Notes will be offered and sold by the Master Issuer to the Initial Purchasers without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on an exemption pursuant to Section 4(a)(2) under the Securities Act. The Dunkin’ Brands Parties have prepared (i) a preliminary offering memorandum, dated September 5, 2017 (as amended or supplemented as of the Applicable Time (as defined below), the “Preliminary Offering Memorandum”), (ii) the investor presentations attached hereto as Exhibit 1, dated August, 2017 and September, 2017 (the “Investor Presentations”), (iii) a pricing term sheet substantially in the form attached hereto as Schedule II (the “Pricing Term Sheet”) setting forth the terms of the Notes and certain other information omitted from the Preliminary Offering Memorandum and (iv) a final offering memorandum, dated September 14, 2017 (as amended or supplemented, together with the documents listed on Schedule III hereto, the “Final Offering Memorandum”), setting forth information regarding the Dunkin’ Brands Parties and the Notes. The Preliminary Offering Memorandum, the Pricing Term Sheet and the documents listed on Schedule III hereto are collectively referred to as the “Pricing Disclosure Package”. The Dunkin’ Brands Parties hereby confirm that they have authorized the use of the Pricing Disclosure Package and the Final Offering Memorandum in connection with the offering and resale of the Notes by the Initial Purchasers. “Applicable Time” means 12:48 P.M. (New York City time) on the date of this Agreement.
All references in this Agreement to the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Final Offering Memorandum include, unless expressly stated otherwise, all documents, financial statements and schedules and other information contained, incorporated by reference or deemed incorporated by reference therein (and references in this Agreement to such information being “contained,” “included” or “stated” (and other references of like import) in the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Final Offering Memorandum shall be deemed to mean all such information contained, incorporated by reference or deemed incorporated by reference therein, to the extent such information has not been superseded or modified by other information contained, incorporated by reference or deemed incorporated by reference therein). Any reference to the Preliminary Offering Memorandum, Pricing Disclosure Package or the Final Offering Memorandum, as the case may be, as amended or supplemented, as of any specified date, shall be deemed to include any documents filed (not furnished, unless such furnished document is expressly incorporated by reference in the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Final Offering Memorandum, as the case may be) with the U.S. Securities and Exchange Commission (the “Commission”) pursuant to Section 13(a), 13(c) or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) after the date of the Preliminary Offering Memorandum, Pricing Disclosure Package or the

Final Offering Memorandum, as the case may be, and prior to such specified date, including in each case any exhibits thereto. All documents filed under the Exchange Act (including any exhibits thereto) and so deemed to be included in the Preliminary Offering Memorandum, Pricing Disclosure Package or the Final Offering Memorandum, as the case may be, or any amendment or supplement thereto are hereinafter referred to herein as the “Exchange Act Reports.”
It is understood and acknowledged that upon original issuance thereof, the Notes (and all securities issued in exchange therefor or in substitution thereof) will bear the legends that are set forth under the caption “Transfer Restrictions” in the Pricing Disclosure Package.
You have advised the Master Issuer that the Initial Purchasers propose to offer and resell (the “Exempt Resales”) the Notes purchased by the Initial Purchasers hereunder on the terms set forth in each of the Pricing Disclosure Package and the Final Offering Memorandum, as amended or supplemented, solely (a) to persons whom the Initial Purchasers reasonably believe to be “qualified institutional buyers” (“QIBs”) as defined in Rule 144A under the Securities Act (“Rule 144A”) and (b) outside of the United States to persons who are not U.S. Persons (such persons, “Non-U.S. Persons”) as defined in Regulation S under the Securities Act (“Regulation S”) in offshore transactions in reliance on Regulation S, in each case, who are not Competitors. As used in the preceding sentence, the terms “offshore transaction” and “United States” have the meanings assigned to them in Regulation S. Those persons specified in clauses (a) and (b) above are referred to herein as “Eligible Purchasers.”
2.    Representations, Warranties and Agreements of the Dunkin’ Brands Parties. (i) The Securitization Entities, jointly and severally, represent, warrant and agree, as to themselves but not as to the Parent Companies, and (ii) the Parent Companies, jointly and severally, represent, warrant and agree, as to themselves but not as to the Securitization Entities, on and as of the date hereof and on and as of the Closing Date, as follows (in each case, to the extent applicable):
(a)    When the Notes and Guarantees are issued and delivered pursuant to this Agreement, such Notes and Guarantees will not be of the same class (within the meaning of Rule 144A) as securities of DBGI or the Securitization Entities that are listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated inter-dealer quotation system.
(b)    Assuming the accuracy of your representations and warranties in Section 3(b) of this Agreement, the purchase and resale of the Notes pursuant to this Agreement (including pursuant to the Exempt Resales) are exempt from the registration requirements of the Securities Act.
(c)    No form of general solicitation or general advertising within the meaning of Regulation D under the Securities Act (including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising) (each, a “General Solicitation”) was used by such Dunkin’ Brands Parties, any of their respective affiliates or any of their respective representatives (other than the Initial Purchasers and their affiliates or any of their respective representatives, as to whom such Dunkin’ Brands Parties make no representation) in connection with the offer and sale of the Notes.
(d)    No directed selling efforts within the meaning of Rule 902 under the Securities Act were used by such Dunkin’ Brands Parties or any of their respective affiliates or any of their respective representatives (other than the Initial Purchasers and their respective affiliates or any of their respective representatives, as to whom such Dunkin’ Brands Parties make no representation) with respect to Notes sold outside the United States to Non-U.S. Persons, and each of such Dunkin’ Brands Parties, their respective affiliates and their respective representatives and any person acting on any of their behalf (other than the Initial Purchasers and their respective affiliates and representatives, as to whom such Dunkin’ Brands Parties make no representation) has complied with and will implement the “offering restrictions” required by Rule 902 under the Securities Act.
(e)    Each of the Preliminary Offering Memorandum, the Pricing Disclosure Package and the Final Offering Memorandum, each as of its respective date, contains all the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the Securities Act.
(f)    None of such Dunkin’ Brands Parties nor any other person acting on behalf of any such Dunkin’ Brands Party has offered or sold any securities in a manner that would be integrated with the offering of the Notes contemplated by this Agreement pursuant to the Securities Act, the rules and regulations thereunder or the interpretations thereof by the Commission.
(g)    The Preliminary Offering Memorandum, the Pricing Disclosure Package and the Final Offering Memorandum have been prepared by the Securitization Entities for use by the Initial Purchasers in connection with the Exempt Resales. No order or decree preventing the use of the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Final Offering Memorandum, or any order asserting that the transactions contemplated by this Agreement are subject to the registration requirements of the Securities Act, has been issued, and no proceeding for that purpose has commenced or is pending or, to the knowledge of any such Dunkin’ Brands Party, is contemplated.
(h)    The Preliminary Offering Memorandum did not, as of its date, and the Pricing Disclosure Package did not, as of the Applicable Time, and will not, as of the Closing Date, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in the Preliminary Offering Memorandum or the Pricing Disclosure Package in reliance upon and in conformity with the Initial Purchaser Information (as defined in Section 8(e) below).
(i)    The Final Offering Memorandum will not, as of its date and as of the Closing Date, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in the Final Offering Memorandum in reliance upon and in conformity with the Initial Purchaser Information.
(j)    None of such Dunkin’ Brands Parties has made and will not make any offer to sell or solicitation of an offer to buy the Notes pursuant to any written communication (as defined in Rule 405 under the Securities Act), other than the Pricing Disclosure Package and the Final Offering Memorandum, without the prior consent of each Initial Purchaser.
(k)    Each document listed in Schedule III hereto, when taken together with the Pricing Disclosure Package, did not, as of the Applicable Time, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from such document listed in Schedule III hereto in reliance upon and in conformity with the Initial Purchaser Information.
(l)    The Exchange Act Reports, when they were or are filed with the Commission, conformed or will conform in all material respects to the applicable requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder. The Exchange Act Reports did not or will not, when filed with the Commission, contain an untrue statement of material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
(m)    Each of the Parent Companies, and their respective subsidiaries (other than the Securitization Entities), and the Securitization Entities, as applicable, has been duly organized, is validly existing and in good standing (or the equivalent thereof with respect to the law of foreign countries) as a corporation or limited liability company, as applicable, under the laws of its respective jurisdiction of organization and is duly qualified to do business and in good standing (or the equivalent thereof with respect to the law of foreign countries) as a foreign corporation or limited liability company, as applicable, in each jurisdiction in which its ownership or lease of property or the conduct of its businesses requires such qualification, except where the failure to be so qualified or in good standing (or the equivalent thereof with respect to the law of foreign countries) would not, individually or in the aggregate, reasonably be expected to have (i) a material adverse effect on the condition (financial or otherwise), results of operations, stockholders’ equity, properties, business or prospects of such Dunkin’ Brands Parties taken as a whole or (ii) a material adverse effect on the performance by such Dunkin’ Brands Parties of this Agreement or any of the other Related Documents or the consummation of any of the transactions contemplated hereby or thereby (collectively, clauses (i) and (ii), a “Material Adverse Effect”). Each of the Parent Companies, and their respective subsidiaries (other than the Securitization Entities), and each of the Securitization Entities has all corporate or limited liability company power and authority necessary to own or lease its properties and to conduct the businesses in which it is now engaged. The Master Issuer Parent does not own or control, directly or indirectly, any corporation, limited liability company or other entity other than the other Securitization Entities.
(n)    (i) DBGI has the debt capitalization as set forth in each of the Pricing Disclosure Package and the Final Offering Memorandum, and all of the issued and outstanding shares of capital stock of DBGI have been duly authorized and validly issued and are fully paid and non-assessable.
(i)    The Master Issuer has an authorized capitalization as set forth in each of the Pricing Disclosure Package and the Final Offering Memorandum and all of the issued shares of capital stock or other ownership interest of each of the Securitization Entities have been duly authorized and validly issued, are fully paid and non-assessable and are owned directly or indirectly by the Master Issuer Parent.
(ii)    All of the outstanding shares of capital stock, membership interests or other equity interests of each of the Securitization Entities are owned, directly or indirectly, by DBGI, free and clear of all liens, security interests, mortgages, pledges, charges, equities, claims or restrictions on transferability or encumbrances of any kind (collectively, “Liens”), other than those Liens (i) imposed by the Indenture and the Related Documents or (ii) which constitute Permitted Liens.
(o)    The Master Issuer shall have all requisite limited liability company power and authority to execute, deliver and perform its obligations under the Indenture. The Base Indenture has been duly and validly authorized, executed and delivered by the Master Issuer and constitutes the valid and legally binding obligation of the Master Issuer, enforceable against the Master Issuer in accordance with its terms, except that such enforceability may be subject to bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). As of the Closing Date, the Series 2017-1 Supplement shall be duly and validly authorized by the Master Issuer and upon its execution and delivery and, assuming due authorization, execution and delivery by the Trustee, will constitute the valid and legally binding obligation of the Master Issuer, enforceable against the Master Issuer in accordance with its terms, except that such enforceability may be subject to bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). Assuming the accuracy of the representations and warranties of the Initial Purchasers contained in Section 3(b) of this Agreement, no qualification of the Indenture under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), is required in connection with the offer and sale of the Notes contemplated hereby or in connection with the Exempt Resales. The Base Indenture conforms in all material respects to the description thereof in each of the Pricing Disclosure Package and the Final Offering Memorandum. When executed by the Master Issuer, the Series 2017-1 Supplement will conform in all material respects to the description thereof in each of the Pricing Disclosure Package and the Final Offering Memorandum.
(p)    The Master Issuer shall have all requisite limited liability power and authority to execute, issue, sell and perform its obligations under the Notes. As of the Closing Date, the Notes shall be duly authorized by the Master Issuer and, when duly executed by the Master Issuer in accordance with the terms of the Indenture, assuming due authentication of the Notes by the Trustee, upon delivery to the Initial Purchasers against payment therefor in accordance with the terms hereof, will be validly issued and delivered and will constitute valid and legally binding obligations of the Master Issuer entitled to the benefits of the Indenture, enforceable against the Master Issuer in accordance with their terms, except that the enforceability may be subject to bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). When executed by the Master Issuer, the Notes will conform in all material respects to the description thereof in each of the Pricing Disclosure Package and the Final Offering Memorandum.
(q)     Each Guarantor had all requisite limited liability company power and authority to execute, deliver and perform its obligations under the Guarantee and Collateral Agreement on the Initial Closing Date. The Guarantee and Collateral Agreement has been duly and validly authorized, executed and delivered by each of the Guarantors, and the Guarantee and Collateral Agreement constitutes a valid and legally binding obligations of the Guarantors, enforceable against the Guarantors in accordance with its terms, except that the enforceability may be subject to bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). The Guarantee and Collateral Agreement conforms in all material respects to the description thereof in each of the Pricing Disclosure Package and the Final Offering Memorandum. The Guarantee and Collateral Agreement is effective to guarantee the obligations of the Master Issuer under the Notes.
(r)    Each of DB Ad Fund Administrator LLC and Dunkin’ Brands (UK) Limited (collectively, the “Sub-Managers”) and SVC Services II, Inc. (“SVC”) and each Parent Company had and shall have all required corporate or limited liability company power and authority, as applicable, to execute, deliver and perform its obligations under each Related Document to which it is a party on the Initial Closing Date or on or prior to the Closing Date, as applicable (other than the Notes, the Indenture and the Guarantee and Collateral Agreement) to which it is a party. Each Securitization Entity had and shall have all required limited liability company power and authority to execute, deliver and perform its obligations under each Related Document to which it is a party on the Initial Closing Date or on or prior to the Closing Date, as applicable (other than the Notes, the Indenture and the Guarantee and Collateral Agreement). Each of the Related Documents has been or shall be duly and validly authorized, executed and delivered by each of such Dunkin’ Brands Parties, Sub-Managers and SVC (to the extent a party thereto) and, assuming due authorization, execution and delivery by the other parties thereto, will constitute the valid and legally binding obligation of each of such Dunkin’ Brands Parties, Sub-Managers and SVC (to the extent a party thereto) enforceable against each of such Dunkin’ Brands Parties, Sub-Managers and SVC (to the extent a party thereto) in accordance with its terms, except that the enforceability may be subject to bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and, as to rights of indemnification and contribution with respect to liabilities under securities laws, by principles of public policy. Each Related Document conforms or will conform, as applicable, in all material respects to the description thereof (if any) in each of the Pricing Disclosure Package and the Final Offering Memorandum.
(s)    Each of such Dunkin’ Brands Parties party hereto has all requisite corporate or limited liability company power and authority, as applicable, to execute, deliver and perform its obligations under this Agreement. This Agreement has been duly and validly authorized, executed and delivered by each of the Dunkin’ Brands Parties party hereto.
(t)    (i) The issue and sale of the Notes and the Guarantees, (ii) the execution, delivery and performance by each of such Dunkin’ Brands Parties of the Notes, the Guarantees, the Indenture, this Agreement and the other Related Documents (to the extent a party thereto), (iii) the application of the proceeds from the sale of the Notes as described under “Use of Proceeds” in each of the Pricing Disclosure Package and the Final Offering Memorandum and (iv) the consummation of the transactions contemplated hereby and thereby, do not and will not on the Closing Date (A) conflict with or result in a breach or violation of any of the terms or provisions of, impose any lien, charge or encumbrance upon any property or assets of any of the Parent Companies, or any of their respective subsidiaries (other than the Securitization Entities), or the Securitization Entities,

as applicable, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, credit agreement, security agreement, license, lease or other agreement or instrument to which any of the Parent Companies, or any of their respective subsidiaries (other than the Securitization Entities), or the Securitization Entities, as applicable, is a party or by which any such entity is bound or to which any of the property or assets of such entity is subject, except for Liens created by the Indenture or the other Related Documents or Permitted Liens, (B) result in any violation of the provisions of the Charter Documents of any of the Parent Companies, or any of their respective subsidiaries (other than the Securitization Entities), or the Securitization Entities, as applicable, or (C) result in any violation of any statute or any judgment, order, decree, rule or regulation of any court or governmental agency or body having jurisdiction over any of the Parent Companies, or any of their respective subsidiaries (other than the Securitization Entities), or the Securitization Entities, as applicable, or any of their respective properties or assets, except (in the case of clauses (A) and (C)) as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The execution, delivery and performance by the Sub-Managers or SVC of the Related Documents (to the extent a party thereto), and the consummation of the transactions contemplated hereby and thereby, did not and shall not (i) conflict with or result in a breach or violation of any of the terms or provisions of, impose any lien, charge or encumbrance upon any property or assets of any of the Sub-Managers or SVC or their respective subsidiaries, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, license, lease or other agreement or instrument (giving effect to any amendments or terminations thereof as contemplated by the Pricing Disclosure Package and the Final Offering Memorandum) to which any of the Sub-Managers or SVC is a party or by which any of the Sub-Managers or SVC is bound or to which any of the property or assets of the Sub-Managers or SVC is subject, (ii) result in any violation of the provisions of the Charter Documents of any of the Sub-Managers or SVC, or (iii) result in any violation of any statute or any judgment, order, decree, rule or regulation of any court or governmental agency or body having jurisdiction over any of the Sub-Managers or SVC or any of their respective properties or assets, except (in the case of clauses (i) and (iii)) as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
(u)    No consent, approval, authorization or order of, or filing, registration or qualification with any court or governmental agency or regulatory body having jurisdiction over any of the Securitization Entities or any of their respective properties or assets is required for the issue and sale of the Notes and the Guarantees, the execution, delivery and performance by the Securitization Entities of the Notes, the Guarantees, the Indenture, this Agreement and the other Related Documents (to the extent they are parties thereto), the application of the proceeds from the sale of the Notes as described under “Use of Proceeds” in each of the Pricing Disclosure Package and the Final Offering Memorandum and the consummation of the transactions contemplated hereby and thereby, except for (A) such consents, approvals, authorizations, orders, filings, registrations or qualifications as shall have been obtained or made prior to the Closing Date or are permitted to be obtained or made subsequent to the Closing Date pursuant to the Indenture, (B) such consents, approvals, authorizations, orders, filings, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution and resale (including pursuant to the Exempt Resales) of the Notes by the Initial Purchasers and (C) such consent, approval, authorization, order, filing, registration or qualification, the failure of which to obtain would not, individually or in the aggregate, reasonably be likely to have a Material Adverse Effect. No consent, approval, authorization or order of, or filing, registration or qualification with any court or governmental agency or body having jurisdiction over any of the Parent Companies is required for the execution, delivery and performance by the Parent Companies of this Agreement and the consummation of the transactions contemplated hereby, except for (A) such consents, approvals, authorizations, orders, filings, registrations or qualifications as shall have been obtained or made prior to the Closing Date or are permitted to be obtained or made subsequent to the Closing Date pursuant to the Indenture, (B) such consents, approvals, authorizations, orders, filings, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution and resale (including pursuant to the Exempt Resales) of the Notes by the Initial Purchasers and (C) such consent, approval, authorization, order, filing, registration or qualification, the failure of which to obtain would not, individually or in the aggregate, reasonably be likely to have a Material Adverse Effect.
(v)    The historical consolidated financial statements of DBGI (including the related notes and supporting schedules) included or incorporated by reference in the Pricing Disclosure Package and the Final Offering Memorandum present fairly in all material respects the financial condition, results of operations and cash flows of the entities referred to therein, at the dates and for the periods indicated, and have been prepared in conformity with accounting principles generally accepted in the United States (“GAAP”) applied on a consistent basis throughout the periods involved, except as otherwise stated therein. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Pricing Disclosure Package and the Final Offering Memorandum fairly present in all material respects the information called for by, and have been prepared in accordance with, the Commission’s rules and guidelines applicable thereto.
(w)    The historical consolidated financial statements of the Master Issuer (including the related notes and supporting schedules) included in the Pricing Disclosure Package and the Final Offering Memorandum present fairly in all material respects the financial condition, results of operations and cash flows of the entities referred to therein, at the dates and for the periods indicated, and have been prepared in conformity with GAAP applied on a consistent basis throughout the periods involved, except as otherwise stated therein.
(x)    The Transaction-Adjusted Securitized Net Cash Flow financial information included in the Pricing Disclosure Package and the Final Offering Memorandum has been derived from the financial statements and the books and records of DBGI in the manner described under and subject to the qualifications and limitations set forth under “Transaction-Adjusted Securitized Net Cash Flow of the Securitization Entities” and “Non-GAAP Financial Measures.” The assumptions used in preparing the Transaction-Adjusted Securitized Net Cash Flow information included in the Pricing Disclosure Package and the Final Offering Memorandum provide a reasonable basis for presenting the significant effects directly attributable to the transactions and events described therein and the related adjustments give reasonable effect to those assumptions. The Net Cash Flow financial information included in the Pricing Disclosure Package and the Final Offering Memorandum has been derived from the quarterly noteholder statements of the Master Issuer in the manner described under and subject to the qualifications and limitations set forth under “Transaction-Adjusted Securitized Net Cash Flow and Net Cash Flow of the Securitization Entities”.
(y)    The (i) adjustments applied to derive the Transaction-Adjusted Securitized Net Cash Flow also reflect, in all material respects, the proper application of those adjustments to the historical financial statement amounts in the Transaction-Adjusted Securitized Net Cash Flow information included in the Pricing Disclosure Package and the Final Offering Memorandum and the Transaction-Adjusted Securitized Net Cash Flow information included in the Pricing Disclosure Package and the Final Offering Memorandum has been prepared on a basis consistent with the relevant historical financial statements and gives effect to assumptions made on a reasonable basis and in good faith and present fairly in all material respects the historical and proposed transaction contemplated by the Transaction-Adjusted Securitized Net Cash Flow information and (ii) the applicable Net Cash Flow disclosure included in the Pricing Disclosure Package and the Final Offering Memorandum is derived from the quarterly noteholder statements generated by the Master Issuer and represents the arithmetic sum of each of the relevant amounts reflected in such quarterly noteholder statements and has been prepared on a basis consistent with the quarterly noteholder statements and gives effect to assumptions made on a reasonable basis and in good faith and present fairly in all material respects the Net Cash Flow. The non-GAAP financial measures that are presented in the Pricing Disclosure Package and the Offering Memorandum have been calculated based on amounts derived from the financial statements and books and records of DBGI, the Master Issuer or the quarterly noteholder statements of the Master Issuer, and the Securitization Entities believe that any adjustments to such non-GAAP financial measures have a reasonable basis and have been made in good faith.
(z)    KPMG LLP, who has certified certain financial statements of DBGI and the Master Issuer Parent and whose report appears in the Pricing Disclosure Package and the Final Offering Memorandum or is incorporated by reference therein and who have delivered the initial letter referred to in Section 7(o) and (hh) hereof, (x) is an independent registered public accounting firm with respect to DBGI and its subsidiaries within the meaning of the Securities Act and the applicable rules and regulations adopted by the Commission and the Public Company Accounting

Oversight Board and (y) was, as of the date of such report, and is, as of the date hereof, an independent public accounting firm with respect to DBGI and the Securitization Entities.
(aa)    DBGI maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) that complies with the requirements of the Exchange Act and that has been designed by, or under the supervision of, DBGI’s principal executive and principal financial officers and effected by DBGI’s board of directors, management and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP. DBGI maintains internal accounting controls sufficient to provide reasonable assurance that (i) records are maintained in reasonable detail that accurately and fairly reflect the transactions and dispositions of the assets of DBGI and its subsidiaries, (ii) transactions are recorded as necessary to permit preparation of DBGI’s financial statements in accordance with GAAP and that receipts and expenditures of DBGI and its subsidiaries are being made only in accordance with authorizations of management and directors of DBGI and its subsidiaries, and (iii) the unauthorized acquisition, use or disposition of the assets of DBGI and its subsidiaries that could have a material effect on the consolidated financial statements are prevented or timely detected. As of the Audit Date (as defined below), there were no material weaknesses in DBGI’s internal controls over financial reporting.
(bb)    (i) DBGI maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act), (ii) such disclosure controls and procedures are designed to ensure that the information required to be disclosed by DBGI in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms, and that such information is accumulated and communicated to management of DBGI, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure to be made; and (iii) such disclosure controls and procedures are effective in all material respects to perform the functions for which they were established.
(cc)    Since December 31, 2016, the date of the most recent consolidated balance sheet of DBGI and subsidiaries audited by KPMG LLP (“Audit Date”), (i) DBGI has not been advised of or become aware of (A) any significant deficiencies in the design or operation of internal control over financial reporting, that could adversely affect the ability of DBGI or any of its subsidiaries to record, process, summarize and report financial data, or any material weaknesses in internal control over financial reporting, or (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal control over financial reporting of DBGI and its subsidiaries or that is otherwise material to DBGI and its subsidiaries; and (ii) there have been no significant changes in DBGI’s internal control over financial reporting that have materially affected or are reasonably likely to affect DBGI’s internal control over financial reporting, including any corrective actions with regard to significant deficiencies and material weaknesses.
(dd)    The section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Critical Accounting Policies” incorporated by reference in the Preliminary Offering Memorandum contained in the Pricing Disclosure Package and the Final Offering Memorandum accurately describes, in all material respects (i) the accounting policies that DBGI believes are the most important in the portrayal of DBGI’s financial condition and results of operations and that require management’s most difficult, subjective or complex judgments; (ii) the judgments and uncertainties affecting the application of critical accounting policies; and (iii) the likelihood that materially different amounts would be reported under different conditions or using different assumptions and an explanation thereof.
(ee)    There is and has been no material failure on the part of DBGI and any of DBGI’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith.
(ff)    Except as described in each of the Pricing Disclosure Package and the Final Offering Memorandum, since the Audit Date, neither the Parent Companies, nor any of their respective subsidiaries (other than the Securitization Entities), nor the Securitization Entities, as applicable, has (i) sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or court or governmental action, order or decree, (ii) issued or granted any securities, other than in connection with equity awards to directors, officers, employees, consultants or other eligible participants under DBGI equity plans, (iii) incurred any liability or obligation, direct or contingent, other than liabilities and obligations that were incurred in the ordinary course of business, (iv) entered into any transaction not in the ordinary course of business, and/or (v) declared or paid any dividend on its capital stock other than in the case of DBGI regular quarterly dividends on its common stock, and since the Audit Date, there has not been any change in the capital stock or limited liability company interests, as applicable, or long-term debt of any of the Parent Companies, or their respective subsidiaries (other than the Securitization Entities), or the Securitization Entities, as applicable, or any changes, or any development involving a change, condition (financial or otherwise), results of operations, stockholders’ equity or limited liability company interests, as applicable, properties, management, business or prospects of any of the Parent Companies or their respective subsidiaries (other than the Securitization Entities), or the Securitization Entities, as applicable, in each of (i) through (v) above, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
(gg)    Each of the Securitization Entities owns and has good title to its Collateral, free and clear of all Liens other than the Permitted Liens. Each of the Parent Companies and each of their respective subsidiaries (other than the Securitization Entities) and the Securitization Entities, as applicable, has good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by it, in each case free and clear of all Liens except for Permitted Liens, such Liens as are described in the Pricing Disclosure Package and the Final Offering Memorandum, and such Liens that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. All assets held under lease by such Dunkin’ Brands Parties are held by the relevant entity under valid, subsisting and enforceable leases, with such exceptions as do not materially interfere with the use made and proposed to be made of such assets by the relevant entity.
(hh)    The Base Indenture and the Guarantee and Collateral Agreement are effective to create a valid and continuing Lien on the Collateral (other than with respect to the Real Estate Assets) in favor of the Trustee on behalf of and for the benefit of the Secured Parties, which Lien on the Collateral (other than with respect to the Real Estate Assets and Non-Core IP) has been perfected (to the extent recognized by applicable law and subject to the exceptions that are otherwise set forth in the Base Indenture, the Guarantee and Collateral Agreement or any other Related Document) and is prior to all other Liens (other than Permitted Liens), and is enforceable as such as against creditors of and purchasers from the Securitization Entities in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors’ rights generally or by general equitable principles, whether considered in a proceeding at law or in equity and by an implied covenant of good faith and fair dealing. Except as described in the Pricing Disclosure Package and the Final Offering Memorandum, the Securitization Entities have received all consents and approvals required by the terms of the Collateral in order to pledge the Collateral to the Trustee under the Indenture and under the Guarantee and Collateral Agreement. Each Real Estate Holder has delivered a mortgage or deed of trust to the Trustee with respect to each Existing Owned Real Property and each New Owned Real Property for which a mortgage or deed of trust is required to have been delivered pursuant to Section 8.37 of the Base Indenture.
(ii)    Other than the security interest granted to the Trustee under the Base Indenture, the Guarantee and Collateral Agreement or any other Related Documents or any other Permitted Lien, none of the Securitization Entities shall have pledged, assigned, sold or granted as of the Closing Date a security interest in the Collateral (except for any such security interest that will be released on or within a reasonable time after the Closing Date).
(jj)    All action necessary (including the filing of UCC-1 financing statements and notice filings with the United States Patent Trademark Office) to protect and evidence the Trustee’s security interest in the Collateral (other than the Real Estate Assets and other than Non-Core IP) in the United States has been duly and effectively taken (as described in, and subject to such other exceptions described in the Pricing Disclosure Package and the Final Offering Memorandum and

that are otherwise set forth in the Base Indenture, the Series 2017-1 Supplement, the Guarantee and Collateral Agreement or any other Related Document). No effective security agreement, financing statement, equivalent security or lien instrument or continuation statement authorized by any Dunkin’ Brands Parties and listing such Person as debtor covering all or any part of the Collateral is on file or of record in any jurisdiction in the United States (except in respect of any Permitted Liens or such as may have been filed, recorded or made by such Person in favor of the Trustee on behalf of the Secured Parties in connection with the Base Indenture and the Guarantee and Collateral Agreement), and no such Person has authorized any such filing.
(kk)    Each of the Parent Companies and each of their respective subsidiaries (other than the Securitization Entities) and the Securitization Entities, as applicable, has such permits, governmental licenses, franchises, certificates of need and other approvals or authorizations of governmental or regulatory authorities (“Permits”) as are necessary under applicable law to own their properties and conduct their businesses in the manner described in the Pricing Disclosure Package and the Final Offering Memorandum, except for any of the foregoing that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each of the Parent Companies and each of their respective subsidiaries (other than the Securitization Entities) and the Securitization Entities, as applicable, has fulfilled and performed all of its obligations with respect to the Permits, and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other impairment of the rights of the holder or any such Permits, except for any of the foregoing that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. None of the Parent Companies nor any of their respective subsidiaries (other than the Securitization Entities) or the Securitization Entities, as applicable, has received notice of any revocation or modification of any such Permits or has any reason to believe that any such Permits will not be renewed in the ordinary course, except as would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect.
(ll)    (i) Each of the IP Holders owns or possesses valid and adequate rights to all Securitization IP used in or necessary to conduct each of the Dunkin’ Brands Parties’ respective businesses as currently conducted, except where a failure to own or possess or such valid and adequate rights, respectively, would not reasonably be expected to result in a Material Adverse Effect and (ii) all of the registrations and applications owned by an IP Holder and included in the Securitization IP are subsisting, unexpired and have not been abandoned in any applicable jurisdiction except where a failure to own or possess or such expiration or abandonment, respectively, would not reasonably be expected to result in a Material Adverse Effect. Except as set forth on a schedule to the Base Indenture, (i) the use of the Securitization IP and the operation of the DD System and the BR System and the respective business of the Dunkin’ Brands Parties (including the products or services provided thereby) do not infringe or otherwise violate the rights of any third party in a manner that would reasonably be expected to result in a Material Adverse Effect,

(ii) to the Master Issuer’s knowledge, the Securitization IP owned by an IP Holder is not being infringed or otherwise violated by any third party in a manner that would reasonably be expected to result in a Material Adverse Effect, and (iii) there is no action or proceeding pending or, to the Master Issuer’s knowledge, threatened, alleging any of the foregoing that would reasonably be expected to result in a Material Adverse Effect. Except as set forth on a schedule to the Base Indenture, no action or proceeding is pending or, to the Master Issuer’s knowledge, threatened, that seeks to limit, cancel, or challenge the validity of any Securitization IP, or the use thereof, that would reasonably be expected to result in a Material Adverse Effect. The DD IP Holder is the exclusive owner of the Donut IP and the BR IP Holder is the exclusive owner of the Ice Cream IP, in each case, (i) other than the IP License Agreements and licenses permitted pursuant to the section of the Base Indenture describing Asset Dispositions and (ii) subject to the terms of the agreements pursuant to which any Donut IP and Ice Cream IP is licensed to either of DD IP Holder or BR IP Holder, free and clear of all Liens, encumbrances, set-offs, defenses and counterclaims of whatsoever kind or nature, other than the Permitted Liens.
(mm)    Except as disclosed in the Preliminary Offering Memorandum or the Final Offering Memorandum, there are no legal or governmental proceedings pending to which any Parent Company, or any of their respective subsidiaries (other than the Securitization Entities), or any of the Securitization Entities is a party or of which any property or assets of such applicable entities is subject that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. To each Dunkin’ Brands Parties’ knowledge, no such proceedings are threatened or contemplated by governmental authorities or others.
(nn)    There is no contract or other document that would be required to be described in a registration statement filed by DBGI under the Securities Act or filed as an exhibit to such registration statement of DBGI pursuant to Item 601(b)(10) of Regulation S-K that has not been described in or filed as an exhibit to the Pricing Disclosure Package and the Final Offering Memorandum. The statements made in the Pricing Disclosure Package and the Final Offering Memorandum, insofar as they purport to constitute summaries of the terms of the contracts and other documents that are so described, constitute accurate summaries of the terms of such contracts and documents in all material respects.
(oo)    The statements made in the Pricing Disclosure Package and the Final Offering Memorandum under the captions “Description of the Offered Notes” and “Description of the Indenture and the Guarantee and Collateral Agreement,” insofar as they constitute a summary of the terms of the Notes and the Indenture, and under captions “Certain Relationships and Related-Party Transactions,” “Description of the Securitization Entities,” “Description of Dunkin’ Brands’ Business,” “Characteristics of Certain Franchised PODs,” “Description of the Product Sourcing Arrangements,” “Description of the Franchise Arrangements,” “Description of the Manager and Management Agreement,” “Description of the Servicer and the Servicing Agreement,” “Description

of the Back-Up Manager and the Back-Up Management Agreement,” “Description of the Class A-1 Notes,” “Description of the Contribution Agreements,” “Description of the IP License Agreements,” “Description of the Real Estate Assets,” “Certain Legal Aspects of the Franchise Arrangements,” “Certain U.S. Federal Income Tax Consequences” and “Transfer Restrictions,” insofar as they purport to constitute summaries of the terms of statutes, rules or regulations, legal or governmental proceedings or contracts and other documents, constitute accurate summaries of the terms of such statutes, rules and regulations, legal and governmental proceedings and contracts and other documents in all material respects subject to the qualifications and the limitations set forth therein.
(pp)    (A) Each of the Securitization Entities carries, or is covered by, insurance from insurers of recognized financial responsibility in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar businesses in similar industries; (B) all such policies of insurance of the Securitization Entities are in full force and effect; (C) the Securitization Entities are in compliance with the terms of such policies in all material respects; (D) none of such Dunkin’ Brands Parties has received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance; and (E) there are no material claims by the Securitization Entities under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause. None of the Securitization Entities has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
(qq)    No relationship, direct or indirect, that would be required to be described in a registration statement of the Manager pursuant to Item 404 of Regulation S-K, exists between or among any of the Parent Companies, or any of their respective subsidiaries (other than the Securitization Entities), or the Securitization Entities, as applicable, on the one hand, and the directors, officers, stockholders, customers or suppliers of any of the Dunkin’ Brands Parties and their respective subsidiaries, on the other hand, that has not been described in the Pricing Disclosure Package and the Final Offering Memorandum.
(rr)    No labor disturbance by or dispute with the employees of the Parent Companies, or any of their respective subsidiaries (other than the Securitization Entities), or the Securitization Entities, as applicable, exists or, to the knowledge of such Dunkin’ Brands Parties is imminent that would reasonably be expected to have a Material Adverse Effect. The Parent Companies have taken steps which they deem reasonably appropriate to mitigate the risk, if any, that employees of the Franchisees will be deemed joint employees of the Parent Companies.

(ss)    None of the Parent Companies, or any of their respective subsidiaries (other than the Securitization Entities), or the Securitization Entities, as applicable, (A) is in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant, condition or other obligation contained in any indenture, mortgage, deed of trust, loan agreement, credit agreement, security agreement, license or other agreement or instrument to which any of the Parent Companies or any of their respective subsidiaries is a party or by which any of the Parent Companies or any of their respective subsidiaries is bound or to which any of the property or assets of any of the Parent Companies or any of their respective subsidiaries is subject, except for Liens created by the Indenture or the other Related Documents and Permitted Liens, (B) is in violation of the provisions of the charter, by-laws, certificate of formation, limited liability company agreement or other organizational document of any of the Parent Companies, or (C) result in any violation of any statute or any judgment, order, decree rule or regulation of any court or governmental agency or body having jurisdiction over any of the Parent Companies or any of their respective subsidiaries or any of their respective properties or assets, except (in the case of clauses (A) and (C)) as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
(tt)    Except as described in the Pricing Disclosure Package and the Final Offering Memorandum, (i) there are no proceedings that are pending, or known to be contemplated, against any of the Parent Companies, or any of their respective subsidiaries (other than the Securitization Entities), or the Securitization Entities, as applicable, under any laws, regulations, ordinances, rules, orders, judgments, decrees, permits or other legal requirements of any governmental authority, including without limitation any international, foreign, national, state, provincial, regional, or local authority, relating to pollution, the protection of human health or safety, the environment, or natural resources, or to use, handling, storage, manufacturing, transportation, treatment, discharge, disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”) in which a governmental authority is also a party, other than such proceedings regarding which it is reasonably believed no monetary sanctions of $1,000,000 or more will be imposed, (ii) such Parent Companies, or any of their respective subsidiaries (other than the Securitization Entities), or the Securitization Entities, as applicable, are not aware of any issues regarding compliance with Environmental Laws, including any pending or proposed Environmental Laws, or liabilities or other obligations under Environmental Laws or concerning hazardous or toxic substances or wastes, pollutants or contaminants, that would reasonably be expected to have a Material Adverse Effect, and (iii) none of the Parent Companies, or any of their respective subsidiaries (other than the Securitization Entities), or the Securitization Entities, as applicable, anticipates material capital expenditures relating to Environmental Laws.
(uu)    Each of such Dunkin’ Brands Parties has filed all federal and material state, local and foreign tax returns required to be filed through the date hereof, subject to permitted extensions, and have paid or caused to be paid all taxes due pursuant to said returns, except for such taxes as are being contested in good faith and by appropriate proceedings. (i) No tax deficiency has been determined adversely to such Dunkin’ Brands Parties and (ii) no such Dunkin’ Brands Parties have any knowledge of any tax deficiencies that have been, or would reasonably be expected to be asserted against such Dunkin’ Brands Parties, except in the case of (i) and (ii) that would, in the aggregate, reasonably be expected to have a Material Adverse Effect.
(vv)    (i) Each “employee benefit plan” (within the meaning of Section 3(3) of the Employee Retirement Security Act of 1974, as amended (“ERISA”)) for which such Dunkin’ Brands Parties or, solely with respect to any such employee benefit plan that is subject to Title IV of ERISA, any member of their “Controlled Group” (defined as any organization that is a member of a group of trades or businesses (whether or not incorporated) under common control that is treated as a single employer for purposes of Section 302 or Title IV of ERISA) would have any liability (each a “Plan”) has been maintained in material compliance with its terms and with the requirements of all applicable statutes, rules and regulations including ERISA and the Internal Revenue Code of 1986, as amended (the “Code”); (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan excluding transactions effected pursuant to a statutory or administrative exemption; (iii) with respect to each Plan subject to Title IV of ERISA (A) no “reportable event” (within the meaning of Section 4043(c) of ERISA, but excluding each event for which the 30-day notice period is waived) has occurred or is reasonably expected to occur, (B) no “accumulated funding deficiency” (within the meaning of Section 302 of ERISA or Section 412 of the Code), whether or not waived, has occurred or is reasonably expected to occur, and (C) none of such Dunkin’ Brands Parties nor any member of their Controlled Group has incurred, or reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to the Plan or premiums to the Pension Benefit Guaranty Corporation in the ordinary course and without default) in respect of a Plan (including a “multiemployer plan,” within the meaning of Section 4001(c)(3) of ERISA); and (iv) each Plan that is intended to be qualified under Section 401(a) of the Code is the subject of a current favorable determination or opinion letter from the Internal Revenue Service regarding such qualification (or an application for such a letter is currently pending) and nothing has occurred, to the knowledge of the Dunkin’ Brands Parties, whether by action or by failure to act, which would cause the loss of such qualification.
(ww)    No subsidiary of the Master Issuer is currently prohibited, directly or indirectly, from paying any dividends to the Master Issuer, from making any other distribution on such subsidiary’s capital stock, limited liability company or other ownership interests, as applicable, from repaying to the Master Issuer any loans or advances to such subsidiary from the Master Issuer or from transferring any of such subsidiary’s property or assets to the Master Issuer, or any other subsidiary of its Master Issuer, except as described in the Pricing Disclosure Package and the Final Offering Memorandum.

(xx)    No Securitization Entity, and after giving effect to the offer and sale of the Notes and the application of the proceeds therefrom as described under “Use of Proceeds” in each of the Pricing Disclosure Package and the Final Offering Memorandum, is currently prohibited, directly or indirectly, from paying any dividends to its parent or to the Master Issuer, from making any other distribution on such Securitization Entity’s capital stock, limited liability company or other ownership interests, as applicable, from repaying to its parent or the Master Issuer, any loans or advances to such Securitization Entity from its parent or the Master Issuer or from transferring any of such Securitization Entity’s property or assets to its parent or the Master Issuer, or any other subsidiary of its parent or the Master Issuer, except as described in the Pricing Disclosure Package and the Final Offering Memorandum.
(yy)    No Securitization Entity is, and after giving effect to the offer and sale of the Notes and the application of the proceeds therefrom as described under “Use of Proceeds” in each of the Pricing Disclosure Package and the Final Offering Memorandum will be, an “investment company” or a company “controlled by” an “investment company” within the meaning of Section 3(a)(1) of the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Master Issuer does not constitute a “covered fund” for purposes of the Volcker Rule promulgated under the Dodd-Frank Wall Street Reform and Consumer Protection Act. None of the Notes is an “asset-backed security” within the meaning of Section 3(a)(79) of the Exchange Act, and as a result Regulation RR, 17 C. F. R § 246.1 et seq. (the Risk Retention Rules) do not apply to the issuance and sale of the Notes.
(zz)    The statistical and market-related data included or incorporated by reference in the Pricing Disclosure Package and the Final Offering Memorandum are based on or derived from sources that such Dunkin’ Brands Parties believe to be reliable in all material respects.
([[)    Such Dunkin’ Brands Parties will take reasonable precautions designed to ensure that any offer or sale, direct or indirect, in the United States or to any U.S. person (as defined in Rule 902 under the Securities Act) of any Notes or any substantially similar security issued by any Dunkin’ Brands Party, within six months subsequent to the date on which the distribution of the Notes has been completed (as notified to the Master Issuer by the Initial Purchasers), is made under restrictions and other circumstances reasonably designed not to affect the status of the offer and sale of the Notes in the United States and to U.S. persons contemplated by this Agreement as transactions exempt from the registration provisions of the Securities Act, including any sales pursuant to Rule 144A under, or Regulation S of, the Securities Act.
(aaa)    Immediately after giving effect to the consummation of the transactions contemplated by this Agreement, each of such Dunkin’ Brands Parties will be Solvent. As used in this Agreement, the term “Solvent” means, with respect to a particular date, that on such date (i) the present fair market value (or present fair saleable value) of the assets of such relevant entity are not less than the total amount required to pay the probable liabilities of such relevant entity on its total existing debts and liabilities (including contingent liabilities) as they become absolute and matured, (ii) the relevant entity is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business, (iii) assuming the completion of the transactions contemplated by the Related Documents, the relevant entity is not incurring debts or liabilities beyond its ability to pay as such debts and liabilities mature, (iv) the relevant entity is not engaged in any business or transaction, and is not about to engage in any business or transaction, for which its property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such entity is engaged, and (v) the relevant entity is not a defendant in any civil action that would reasonably be likely to result in a judgment that such entity is or would become unable to satisfy. In computing the amount of such contingent liabilities at any time, it is intended that such liabilities will be computed at the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.
(bbb)    There are no contracts, agreements or understandings between or among any such Dunkin’ Brands Party and any person granting such person the right to require any of the Dunkin’ Brands Parties to file a registration statement under the Securities Act with respect to any securities of the Dunkin’ Brands Parties owned or to be owned by such person or to include any such securities with any securities being registered pursuant to any other registration statement filed by any Dunkin’ Brands Party under the Securities Act.
(ccc)    None of the Parent Companies, nor any of their respective subsidiaries (other than the Securitization Entities), nor the Securitization Entities, as applicable, is a party to any contract, agreement or understanding with any person (other than this Agreement) that would be reasonably likely to give rise to a valid claim against any of them or the Initial Purchasers for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Notes.
(ddd)    None of the transactions contemplated by this Agreement (including, without limitation, the use of the proceeds from the sale of the Notes), will violate or result in a violation of Section 7 of the Exchange Act, or any regulation promulgated thereunder, including, without limitation, Regulations T, U and X of the Board of Governors of the Federal Reserve System.
(eee)    None of such Dunkin’ Brands Parties nor any of their respective affiliates have taken, directly or indirectly, any action designed to or that has constituted or that would reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Master Issuer or any Guarantor in connection with the offering of the Notes.

(fff)    Such Dunkin’ Brands Parties and their respective affiliates have not taken, directly or indirectly, any action or omitted to take any action (such as issuing any press release relating to any Notes without an appropriate legend) which may result in the loss by any of the Initial Purchasers of the ability to rely on any stabilization safe harbor provided by Article 5 of the Market Abuse Regulation (596/2014/EU).
(ggg)    None of the Parent Companies, nor any of their respective subsidiaries (other than the Securitization Entities), nor the Securitization Entities is in violation of or has received notice of any violation with respect to any federal or state law relating to discrimination in the hiring, promotion or pay of employees, nor any applicable federal or state wage and hour laws, nor any state law precluding the denial of credit due to the neighborhood in which a property is situated, the violation of any of which would reasonably be expected to have a Material Adverse Effect.
(hhh)    None of the Parent Companies, nor any of their respective subsidiaries (other than the Securitization Entities), nor the Securitization Entities, as applicable, nor to the knowledge of the relevant entity, any director, officer, manager, member, agent, employee, affiliate or other person acting on behalf of such relevant entity, has (i) made any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any domestic governmental official, “foreign official” (as defined in the U.S. Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (collectively, the “FCPA”) or employee; (iii) violated or is in violation of any provision of the FCPA, the Bribery Act of 2010 of the United Kingdom or any applicable non-U.S. anti-bribery statute or regulation; (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment; or (v) received notice of any investigation, proceeding or inquiry by any governmental agency, authority or body regarding any of the matters in clauses (i)-(iv) above; and such Dunkin’ Brands Parties and their respective subsidiaries and, to the knowledge of such relevant entity, the relevant entity’s affiliates, have conducted their respective businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.
(iii)    The operations of the Parent Companies, each of their respective subsidiaries (other than the Securitization Entities), and the Securitization Entities, as applicable, are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving any of the Parent Companies, their respective subsidiaries (other than the Securitization

Entities), or the Securitization Entities, as applicable, with respect to the Money Laundering Laws is pending or, to the knowledge of such relevant entity, threatened.
(jjj)    None of the Parent Companies, nor any of their respective subsidiaries (other than the Securitization Entities), nor the Securitization Entities, as applicable, nor, to the knowledge of such relevant entity, any director, officer, agent, employee, affiliate or other person acting on behalf of such relevant entity is currently the subject or target of any sanctions administered or enforced by the United States Government, including, without limitation, the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”), the U.S. Department of State, the United Nations Security Council, the European Union, Her Majesty’s Treasury or other relevant sanctions authority (collectively, “Sanctions”); nor is such relevant entity located, organized or resident in a country or territory that is the subject of Sanctions; and such Dunkin’ Brands Parties and their respective subsidiaries will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of or business with any person, or in any country or territory, that currently is the subject or target of any Sanctions or in any other manner that would reasonably be expected to result in a violation by any person (including any person participating in the transaction whether as underwriter, advisor, investor or otherwise) of Sanctions.
(kkk)    There are no transfer taxes or other similar fees or charges under Federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance by the Master Issuer or sale by the Master Issuer of the Notes.
(lll)    None of such Dunkin’ Brands Parties nor, to the knowledge of such Dunkin’ Brands Parties, any of their respective affiliates nor representatives have participated in a plan or scheme to evade the registration requirements of the Securities Act through the sale of the Notes pursuant to Regulation S.
(mmm)    No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Pricing Disclosure Package or the Final Offering Memorandum has been made without a reasonable basis or has been disclosed other than in good faith.
(nnn)    (i) The Manager has provided a 17g-5 Representation to S&P(as defined below); (ii) an executed copy of the 17g-5 Representation delivered to S&P has been delivered to the Representatives; and (iii) the Manager and the Master Issuer have complied in all material respects with each 17g-5 Representation. For purposes of this Agreement, “17g-5 Representation”

means a written representation provided to S&P, which satisfies the requirements of Rule 17g-5(a)(3)(iii) of under the Exchange Act.
Any certificate signed by any officer of any Parent Company and delivered to the Representatives or counsel for the Representatives in connection with the offering of the Notes shall be deemed a representation and warranty by such Parent Company, as to matters covered thereby, to the Initial Purchasers, and not a representation or warranty by the individual (other than in his or her official capacity).
Any certificate signed by any officer of any of the Securitization Entities and delivered to the Representatives or counsel for the Representatives in connection with the offering of the Notes shall be deemed a representation and warranty by the Securitization Entities, as to matters covered thereby, to the Initial Purchasers and not a representation or warranty by the individual (other than in his or her official capacity).
3.    Purchase of the Notes by the Initial Purchasers, Agreements to Sell, Purchase and Resell.
(a)    On the basis of the representations, warranties, covenants and agreements herein contained, and subject to the terms and conditions herein set forth, the Master Issuer agrees to sell to each Initial Purchaser and each Initial Purchaser, severally and not jointly, agrees to purchase from the Master Issuer, at a purchase price as agreed separately by each Initial Purchaser, the principal amount of Notes set forth opposite their respective names on Schedule I hereto.
(b)    Each of the Initial Purchasers, severally and not jointly, hereby represents and warrants to the Dunkin’ Brands Parties that it will offer the Notes for sale upon the terms and conditions set forth in this Agreement, the Pricing Disclosure Package and the Final Offering Memorandum. Each of the Initial Purchasers, severally and not jointly, hereby represents and warrants to, and agrees with, the Master Issuer, on the basis of the representations, warranties and agreements of the Master Issuer, the Parent Companies, the Manager and the Guarantors, that such Initial Purchaser: (i) is a sophisticated investor with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Notes; (ii) is purchasing the Notes pursuant to a private sale exempt from registration under the Securities Act; (iii) in connection with the Exempt Resales, will solicit offers to buy the Notes only from, and will offer to sell the Notes only to, the Eligible Purchasers in accordance with this Agreement and on the terms contemplated by the Pricing Disclosure Package and the Final Offering Memorandum; and (iv) will not offer or sell the Notes, nor has it offered or sold the Notes by, or otherwise engaged in, any General Solicitation and will not engage in any directed selling efforts within the meaning of Rule 902 under the Securities Act, in connection with the offering of the Notes. The Initial Purchasers have advised the Master Issuer that they will offer the Notes to Eligible Purchasers at an initial price as set forth in Schedule II hereof, plus accrued interest, if any, from the date of issuance of the Notes. Such price may be changed by the Initial Purchasers at any time without notice.
(c)    Each Initial Purchaser, severally and not jointly, represents and warrants to the Master Issuer that:
(i)    It has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Notes in, from or otherwise involving the United Kingdom, and it has only communicated or caused to be communicated and it will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of Section 21 of the FSMA) received by it in connection with the issue or sale of any Notes, in circumstances in which Section 21(1) of the FSMA does not apply to the Master Issuer; and
(ii)    In relation to each member state of the European Economic Area that has implemented the Prospectus Directive (each a “relevant member state”), with effect from and including the date on which the Prospectus Directive is implemented in that relevant member state (the “relevant member state implementation date”), an offer of Notes to the public has not been made and will not be made in that relevant member state other than:

(A)	to any legal entity which is a “qualified investor” as defined in the Prospectus Directive;

(B)
to fewer than 100 or, if the relevant member state has implemented the relevant provision of the 2010 PD Amending Directive, to fewer than 150 natural or legal persons (other than qualified investors as defined in the Prospectus Directive) as permitted under the Prospectus Directive, subject to obtaining the prior consent of the Issuer; or

(C)	in any other circumstances falling within Article 3(2) of the Prospectus Directive;
provided that no such offer of Notes shall require the Master Issuer or the Initial Purchasers to publish a prospectus pursuant to Article 3 of the Prospectus Directive. For the purposes of this Section 3(c), the expression an “offer of Notes to the public” in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the Notes to be offered so as to enable an investor to decide to purchase or subscribe to the Notes, as the same may be varied in that Relevant Member State by any measure implementing the Prospectus Directive in that Relevant Member State and the expression

“Prospectus Directive” means Directive 2003/71/EC (and amendments thereto, including the 2010 PD Amending Directive, to the extent implemented in the Relevant Member State), and includes any relevant implementing measure in each Relevant Member State and the expression “2010 Amending Directive” means Directive 2010/73/EU.
(d)    The Initial Purchasers have not and, prior to the later to occur of (A) the Closing Date and (B) completion of the distribution of the Notes, will not, use, authorize use of, refer to or distribute any material in connection with the offering and sale of the Notes other than (i) the Preliminary Offering Memorandum, the Pricing Disclosure Package and the Final Offering Memorandum, (ii) any written communication that contains either (x) no “issuer information” (as defined in Rule 433(h)(2) under the Securities Act) or (y) “issuer information” that was included (including through incorporation by reference) in the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Final Offering Memorandum or (iii) any written communication prepared by such Initial Purchaser and approved by the Master Issuer (or the Manager on its behalf) in writing.
(e)    Each Initial Purchaser hereby acknowledges that upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Securities Act, the Notes (and all securities issued in exchange therefore or in substitution thereof) shall bear legends substantially in the forms as set forth in the “Transfer Restrictions” section of the Pricing Disclosure Package and Offering Memorandum (along with such other legends as the Master Issuer and their counsel deem necessary).
(f)    Each Initial Purchaser hereby agrees, severally and not jointly, to use commercially reasonable efforts to provide the Trustee with any contact information for the noteholders acquiring the Notes on the Closing Date, to the extent that such information (i) is then available to such Initial Purchaser and (ii) is permitted to be disclosed by such Initial Purchaser, in each case, at no additional expense to such Initial Purchaser.
Each of the Initial Purchasers understands that the Master Issuer and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Sections 7(d), 7(e), 7(f), 7(g), 7(h), 7(i), 7(j), 7(k), 7(l), 7(m) and 7(n) hereof, counsel to the Dunkin’ Brands Parties and counsel to the Initial Purchasers, will assume the accuracy and truth of the foregoing representations, warranties and agreements, and the Initial Purchasers hereby consent to such reliance.
4.    Delivery of the Notes and Payment Therefor. Delivery to the Representatives on behalf of the Initial Purchasers and payment for the Notes shall be made at the office of Ropes & Gray LLP, at 10:00 A.M., Boston time, on October 23, 2017 (the “Closing Date”). The place of closing for the Notes and the Closing Date may be varied by agreement between the Initial Purchasers and the Master Issuer.
The Notes will be delivered to the respective accounts of the Representatives, or the Trustee as custodian for The Depository Trust Company (“DTC”), against payment by or on behalf of the Representatives of the purchase price therefor by wire transfer in immediately available funds, by causing DTC to credit the Notes to the respective accounts of the Representatives at DTC. The Notes will be evidenced by one or more global securities with respect to each series in definitive form and will be registered in the name of Cede & Co. as nominee of DTC. The Notes to be delivered to the Representatives shall be made available to the Initial Purchasers in New York City for inspection and packaging not later than 10:00 A.M., New York City time, on the Business Day next preceding the Closing Date.
5.    Agreements of the Dunkin’ Brands Parties. (i) The Securitization Entities, jointly and severally, agree, as to themselves but not as to the Parent Companies, and (ii) the Parent Companies, jointly and severally, agree, as to themselves but not as to the Securitization Entities, with each of the Initial Purchasers as follows:
(a)    Such Dunkin’ Brands Parties will furnish to the Initial Purchasers, without charge, within one Business Day of the date of the Final Offering Memorandum, such number of copies of the Final Offering Memorandum as may then be amended or supplemented as the Initial Purchasers may reasonably request; provided that such obligation may be satisfied by delivery of the Final Offering Memorandum and any such amendments and supplements by electronic means, including by e-mail delivery of a PDF file.
(b)    Such Dunkin’ Brands Parties shall provide to the Initial Purchasers, without charge, during the period from the date of this Agreement until the earlier of (i) 180 days from the date of this Agreement and (ii) such date as of which all of the Notes shall have been sold by the Initial Purchasers (such period, the “Offering Period”), as many copies of the Final Offering Memorandum and any supplements and amendments thereto, as the Initial Purchasers may reasonably request; provided that such obligation may be satisfied by delivery of the Final Offering Memorandum and any such amendments and supplements by electronic means, including by e-mail delivery of a PDF file.
(c)    Such Dunkin’ Brands Parties will prepare the Final Offering Memorandum in a form approved by the Representatives and will not make any amendment or supplement to the Pricing Disclosure Package or to the Final Offering Memorandum of which the Representatives shall not previously have been advised or to which they shall reasonably object after being so advised.

(d)    Such Dunkin’ Brands Parties will (i) advise the Representatives promptly of (x) any Commission order preventing or suspending the use of the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Final Offering Memorandum or (y) any suspension of the qualification of the Notes or the Guarantee for offering or sale in any jurisdiction and of the initiation or threatening of any proceeding for any such purpose, and (ii) use commercially reasonable efforts to prevent the issuance of any such order preventing or suspending the use of the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Final Offering Memorandum or suspending any such qualification and, if any such suspension is issued, to obtain the lifting thereof at the earliest possible time.
(e)    Each of such Dunkin’ Brands Parties consents to the use of the Pricing Disclosure Package and the Final Offering Memorandum in accordance with the securities or Blue Sky laws of the jurisdictions in which the Notes are offered by the Initial Purchasers and by all dealers to whom Notes may be sold, in connection with the offering and sale of the Notes.
(f)    If, at any time prior to the end of the Offering Period, any event occurs or information becomes known that, in the judgment of such Dunkin’ Brands Party or in the opinion of counsel for the Representatives, should be set forth in the Pricing Disclosure Package or the Final Offering Memorandum so that the Pricing Disclosure Package or the Final Offering Memorandum, as then amended or supplemented, does not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to supplement or amend the Pricing Disclosure Package or the Final Offering Memorandum in order to comply with any law, the Master Issuer will promptly prepare an appropriate supplement or amendment thereto, and will expeditiously furnish to the Initial Purchasers a reasonable number of copies thereof.
(g)    Promptly from time to time, such Dunkin’ Brands Parties shall take such action as the Representatives may reasonably request to qualify the Notes for offering and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives may request, to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Notes and to arrange for the determination of the eligibility for investment of the Notes under the laws of such jurisdictions as the Representatives may reasonably request; provided that in connection therewith none of such Dunkin’ Brands Parties shall be required to (i) qualify as a foreign corporation, limited liability company or limited partnership in any jurisdiction in which it would not otherwise be required to so qualify, (ii) file a general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any jurisdiction in which it would not otherwise be subject.
(h)    For a period commencing on the date hereof and ending on the 180th day after the date of the Final Offering Memorandum, such Dunkin’ Brands Parties agree not to, directly or indirectly, (i) offer for sale, sell, or otherwise dispose of (or enter into any transaction or device that is designed to, or would be expected to, result in the disposition by any person at any time in the future of) any debt securities of any Dunkin’ Brands Party substantially similar to the Notes (“Similar Debt Securities”) or securities convertible into or exchangeable for Similar Debt Securities, sell or grant options, rights or warrants with respect to Similar Debt Securities or securities convertible into or exchangeable for Similar Debt Securities, (ii) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of Similar Debt Securities whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Similar Debt Securities or other securities, in cash or otherwise, (iii) file or cause to be filed a registration statement, including any amendments, with respect to the registration of Similar Debt Securities or securities convertible, exercisable or exchangeable into Similar Debt Securities or (iv) publicly announce an offering of any Similar Debt Securities or securities convertible or exchangeable into Similar Debt Securities, in each case without the prior written consent of each Representative; provided, however, that this Section 5(h) shall not apply to any loans made from time to time pursuant to the Class A-1 Note Purchase Agreement, to be dated on or around October 23, 2017, by and among the Securitization Entities, the Manager, certain Conduit Investors, certain Funding Agents, Coöperatieve, “Rabobank Nederland,” New York Branch, as L/C Provider and Swingline Lender and Administrative Agent.
(i)    So long as any of the Notes are outstanding, such Dunkin’ Brands Parties will furnish at their expense to the Representatives, and, upon request, to holders of the Notes that agree to certain confidentiality obligations and prospective purchasers of the Notes, the information required by Rule 144A(d)(4) under the Securities Act (if any).
(j)     The Dunkin’ Brands Parties will apply the net proceeds from the sale of the Notes to be sold by the Master Issuer hereunder substantially in accordance with the description set forth in the Pricing Disclosure Package and the Final Offering Memorandum under the caption “Use of Proceeds.”
(k)    The Dunkin’ Brands Parties and their respective affiliates will not take, directly or indirectly, any action designed to or that has constituted or that reasonably would be expected to cause or result in the stabilization or manipulation of the price of any security of Dunkin’ Brands Parties in connection with the offering of the Notes, except that the Parent Companies may purchase shares of common stock of DBGI during the offering of the Notes in accordance with applicable law and DBGI may issue shares of common stock of DBGI (or derivative securities thereof) pursuant to equity compensation arrangements to directors, officers, other employees and consultants of the Dunkin’ Brands Parties, as well as other eligible participants under DBGI equity plans, in the ordinary course of business.

(l)    Each such Dunkin’ Brands Party will not, and will not permit any of their respective affiliates (as defined in Rule 144) to, resell any of the Notes that have been acquired by any of them, except for Notes purchased by any of the Dunkin’ Brands Parties or any of their respective affiliates and resold in a transaction registered under the Securities Act or in accordance with Rule 144 or other applicable exemption under the Securities Act.
(m)    The Dunkin’ Brands Parties will use their commercially reasonable efforts to permit the Notes to be eligible for clearance and settlement in the United States through DTC and in Europe through Euroclear Bank, S.A./N.V., or Clearstream Banking, société anonyme.
(n)    The Dunkin’ Brands Parties will not, and will cause their respective affiliates and representatives not to, engage in any “directed selling efforts” within the meaning of Rule 902 under the Securities Act.
(o)    The Dunkin’ Brands Parties will, and will cause their respective affiliates and representatives to, comply with and implement the “offering restrictions” required by Rule 902 under the Securities Act.
(p)    Such Dunkin’ Brands Parties agree not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) that would be integrated with the sale of the Notes in a manner that would require the registration under the Securities Act of the Notes. Such Dunkin’ Brands Parties will take reasonable precautions designed to ensure that any offer or sale, direct or indirect, in the United States or to any U.S. person (as defined in Rule 902 under the Securities Act), of any Notes or any substantially similar security issued by any Dunkin’ Brands Party, within six (6) months subsequent to the date on which the distribution of the Notes has been completed (as notified to the Master Issuer by the Representatives), is made under restrictions and other circumstances reasonably designed not to affect the status of the offer and sale of the Notes in the United States and to U.S. persons contemplated by this Agreement as transactions exempt from the registration provisions of the Securities Act, including any sales pursuant to Rule 144A under, or Regulations D or S of, the Securities Act.
(q)    The Securitization Entities agree to comply with all agreements set forth in the representation letters of the Securitization Entities to DTC relating to the approval of the Notes by DTC for “book entry” transfer.
(r)    Such Dunkin’ Brands Parties will do and perform all things required to be done and performed under this Agreement by them prior to the Closing Date in order to satisfy all conditions precedent to the Initial Purchasers’ obligations hereunder to purchase the Notes.
(s)    During the Offering Period, such Dunkin’ Brands Parties will not solicit any offer to buy from or offer to sell to any person any Notes except through the Representatives. To the extent that the Offering Period continues beyond the Closing Date, each Representative will provide the Master Issuer and the Manager written notice of the conclusion of the Offering Period.
(t)    Such Dunkin’ Brands Parties, any of their respective affiliates or representatives (other than the Initial Purchasers, their affiliates and representatives, as to whom such Dunkin’ Brands Parties make no covenant) will not engage in any General Solicitation in connection with the offer and sale of the Notes.
(u)    Such Dunkin’ Brands Parties will take such steps as shall be necessary to ensure that no such Dunkin’ Brands Party becomes required to register as an “investment company” within the meaning of such term under the Investment Company Act.
(v)    No Dunkin’ Brands Party will take any action which would result in the loss by any Initial Purchaser of the ability to rely on any stabilization safe harbor provided by Article 5 of the Market Abuse Regulation (596/2014/EU). Each Dunkin’ Brands Party hereby authorizes the Initial Purchasers to make such public disclosure of information relating to stabilization as is required by applicable law, regulation and guidance.
(w)    To the extent that the ratings to be provided with respect to the Notes as set forth in the Pricing Disclosure Package by S&P Global Ratings or any successor thereto (the “S&P”), are conditional upon the furnishing of documents or the taking of any other actions by the Dunkin’ Brands Parties or any of their respective affiliates, such Dunkin’ Brands Parties and any of their respective affiliates agree to furnish such documents and take any such other action that is reasonably requested by S&P.
(x)    Such Dunkin’ Brands Parties consent to the use by the Initial Purchasers of (i) the Preliminary Offering Memorandum, the Pricing Disclosure Package, the Final Offering Memorandum and the documents listed on Schedule III hereto, (ii) any written communication that contains either (x) no “issuer information” (as defined in Rule 433(h)(2) under the Securities Act) or (y) “issuer information” that was included (including through incorporation by reference) in the Preliminary Offering Memorandum or any documents listed on Schedule III hereto, (iii) any written communication prepared by such Initial Purchaser and approved by the Master Issuer in writing, or (iv) any written communication that contains only the terms of the Notes and/or other information that was included (including through incorporation by reference) in the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Final Offering Memorandum.
(y)    The Manager shall comply, and shall cause the Master Issuer to comply, in all material respects with Rule 17g-5 under the Exchange Act and the 17g-5 Representation.
6.    Expenses. Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Securitization Entities, jointly and severally,

agree to pay all reasonable documented out-of-pocket expenses, costs, fees and taxes incident to and in connection with: (a) the preparation, printing, filing and distribution of the Preliminary Offering Memorandum, the Pricing Disclosure Package and the Final Offering Memorandum (including, without limitation, financial statements and exhibits) and all amendments and supplements thereto (including the fees, disbursements and expenses of the Dunkin’ Brands Parties’ accountants, experts and counsel); (b) the preparation, printing (including, without limitation, word processing and duplication costs) and delivery of this Agreement, the Indenture, the Notes, the Guarantees and the other the Related Documents, all Blue Sky memoranda and all other agreements, memoranda, correspondence and other documents printed and delivered in connection therewith and with the Exempt Resales; (c)  the issuance and delivery by the Master Issuer of the Notes and by the Guarantors of the Guarantees and any taxes payable in connection therewith; (d) the qualification of the Notes for offer and sale under the securities or Blue Sky laws of the several states and any foreign jurisdictions as the Representatives may designate (including, without limitation, the reasonable fees and disbursements of the Initial Purchasers’ counsel relating to such registration or qualification); (e) the furnishing of such copies of the Preliminary Offering Memorandum, the Pricing Disclosure Package and the Final Offering Memorandum, and all amendments and supplements thereto, as may be reasonably requested for use in connection with the Exempt Resales; (f) the preparation of certificates for the Notes (including, without limitation, printing and engraving thereof); (g) the fees and expenses of the Master Issuer’s and DBGI’s accountants and other experts incurred in connection with the delivery of the comfort letters and “agreed upon procedures” letters to the Representative pursuant to the terms of this Agreement; (h) the reasonable fees, disbursements and expenses of outside counsel to the Representatives, the fees of outside accountants, the costs of any diligence service, and the fees of any other third party service provider or advisor retained by the Representatives, with the prior approval of the Master Issuer (not to be unreasonably withheld); (i) the custody of the Notes and the approval of the Notes by DTC for “book-entry” transfer (including fees and expenses of counsel for the Initial Purchasers); (j) the rating of the Notes; (k) the obligations of the Trustee, the Servicer, any agent of the Trustee or the Servicer and the counsel for the Trustee or the Servicer in connection with the Indenture, the Notes or the Related Documents; (l) the performance by the Dunkin’ Brands Parties of their other obligations under this Agreement and under the other Related Documents which are not otherwise specifically provided for in this Section 6; (m) all travel expenses (including expenses related to chartered aircraft) of the Representatives and the Dunkin’ Brands Parties’ officers and employees and any other expenses of each of the Representatives, the Dunkin’ Brands Parties in connection with attending or hosting meetings with prospective purchasers of the Notes, and expenses associated with any “road show” presentation to potential investors (including any electronic “road show” presentations); (n) compliance with Rule 17g-5 under the Exchange Act; and (o) all sales, use and other taxes (other than income taxes) related to the transactions contemplated by this Agreement, the Indenture, the Notes or the other Related Documents; provided that the aggregate amount of reasonable legal fees and expenses of the Initial Purchasers’ legal counsel reimbursable by the

Master Issuer will not exceed (x) $750,000 and (y) the Representative will notify the Master Issuer if its out-of-pocket expenses (other than its legal counsels’ expenses) exceed $150,000.
7.    Conditions to the Initial Purchasers’ Obligations. The respective obligations of the Initial Purchasers hereunder are subject to the accuracy, when made and on and as of the Closing Date, of the representations and warranties of the Dunkin’ Brands Parties contained herein, to the performance by the Dunkin’ Brands Parties and each of their respective obligations hereunder, and to each of the following additional terms and conditions:
(a)    The Final Offering Memorandum (and any amendments or supplements thereto) shall have been printed and copies distributed to the Initial Purchasers as promptly as practicable on or following the date of this Agreement or at such other date and time as to which the Initial Purchasers may agree.
(b)    Each Representative shall not have discovered and disclosed to the Dunkin’ Brands Parties on or prior to the Closing Date that the Pricing Disclosure Package or the Final Offering Memorandum or any amendment or supplement to any of the foregoing, contains an untrue statement of a fact which, in the opinion of such Representative after consultation with counsel, is material or omits to state a fact which, in the opinion of such counsel, is material and is necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
(c)    All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Notes, the Indenture, the other Related Documents, the Pricing Disclosure Package and the Final Offering Memorandum, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Representatives, and the Dunkin’ Brands Parties shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.
(d)    Ropes & Gray LLP shall have furnished to the Representatives (x) its written opinion, as counsel to the Dunkin’ Brands Parties, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Representatives and their counsel, which opinion shall include the relevant opinions set forth on Exhibit 2-A hereto and (y) a memorandum of law substantially to the effect that none of the Series 2017-1 Notes is an “asset-backed security” within the meaning of Section 3(a)(79) of the Securities Exchange Act of 1934, as amended, and as a result Regulation RR, 17 C. F. R § 246.1 et seq. (the Risk Retention Rules) does not apply to the issuance and sale of the Series 2017-1 Notes, in form and substance reasonably satisfactory to the Representatives and their counsel.

(e)    Plave Koch PLC shall have furnished to the Representatives its written opinion, as franchise counsel to the Dunkin’ Brands Parties, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Representatives and their counsel, which opinion shall include the relevant opinions set forth on Exhibit 2-B hereto.
(f)    Dentons US LLP shall have furnished to the Representatives its written opinion, as counsel to the Trustee, addressed to the Initial Purchasers and dated as of the Closing Date, in form and substance reasonably satisfactory to the Representatives and their counsel, which opinion shall include the relevant opinions set forth on Exhibit 2-C hereto.
(g)    The Representatives shall have received an opinion of Andrascik & Tita LLC, counsel to the Servicer, dated the Closing Date and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representatives and their counsel, which opinion shall include the relevant opinions set forth on Exhibit 2-D hereto.
(h)    The Representatives shall have received an opinion of in-house counsel to the Back-Up Manager, dated as of the Closing Date and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representatives and their counsel, which opinion shall include the relevant opinions set forth on Exhibit 2-E hereto.
(i)    In addition to the other opinions and letters provided for in this Section 7, the Representatives shall have been provided with any other opinions that have been addressed to S&P in connection with the transactions contemplated herein, and such opinions will be addressed to the Initial Purchasers.
(j)    The Representatives shall have received an opinion from Richards, Layton & Finger LLP, Delaware counsel to the Dunkin’ Brands Parties, dated as of the Closing Date and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representatives and their counsel, which opinion shall include the relevant opinions set forth on Exhibit 2-F hereto.
(k)    The Representatives shall have received from Ropes & Gray LLP, counsel to the Dunkin’ Brands Parties, a negative assurance letter, dated the Closing Date, with respect to the Pricing Disclosure Package and the Final Offering Memorandum in form and substance reasonably satisfactory to the Representatives and their counsel, which opinion shall include the relevant opinions set forth on Exhibit 2-G hereto.
(l)    The Representatives shall have received from White & Case LLP, counsel for the Initial Purchasers, such opinions and negative assurance letter, dated as of the Closing Date, with respect to the issuance and sale of the Notes, the Pricing Disclosure Package, the Final Offering Memorandum and other related matters as the Representative may reasonably require and the

Dunkin’ Brands Parties shall have furnished to such counsel such documents and information as such counsel reasonably requests for the purpose of enabling them to pass upon such matters.
(m)    The Representatives shall have received an opinion of in-house counsel to the Dunkin’ Brands Parties, dated as of the Closing Date and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representatives and their counsel, which opinion shall include the relevant opinions set forth on Exhibit 2-H hereto.
(n)    The Representatives shall have received an opinion of in-house counsel to the Servicer, dated as of the Closing Date and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representatives and their counsel, which opinion shall include the relevant opinions set forth on Exhibit 2-I hereto.
(o)    At the time of execution of this Agreement, the Representatives shall have received from KPMG LLP a comfort letter (the “Initial PCAOB Comfort Letter”), in form and substance reasonably satisfactory to the Representatives, addressed to the Initial Purchasers and dated the date hereof (i) confirming that they are an independent registered public accounting firm with respect to DBGI and its subsidiaries within the meaning of the Securities Act and the applicable rules and regulations thereunder adopted by the Commission and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Pricing Disclosure Package, as of a date not more than three days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and (iii) covering such other matters as are ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings.
(p)    With respect to the Initial PCAOB Comfort Letter, KPMG LLP shall have furnished to the Representatives a “bring-down letter” of such accountants, addressed to the Initial Purchasers and dated the Closing Date (i) confirming that they are an independent registered public accounting firm with respect to DBGI and its subsidiaries within the meaning of the Securities Act and the applicable rules and regulations thereunder adopted by the Commission, (ii) stating, as of the Closing Date (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in each of the Pricing Disclosure Package or the Final Offering Memorandum, as of a date not more than three (3) days prior to the date of the Closing Date), the conclusions and findings of such firm with respect to the financial information and other matters covered by the Initial PCAOB Comfort Letter, and (iii) confirming in all material respects the conclusions and findings set forth in the Initial PCAOB Comfort Letter.
(q)    At the time of execution of this Agreement, the Representatives shall have received from KPMG LLP a letter (the “Initial AUP Letter”), in form and substance reasonably satisfactory to the Initial Purchasers, addressed to the Initial Purchasers and dated the date hereof, concerning certain agreed-upon procedures performed in respect of the information presented in the Pricing Disclosure Package and the Final Offering Memorandum (including the Investor Model Runs (as defined in Schedule III hereto)).
(r)    With respect to the Initial AUP Letter referred to in the preceding paragraph and delivered to the Representatives concurrently with the execution of this Agreement, KPMG LLP shall have furnished to the Representatives a “bring-down letter,” addressed to the Initial Purchasers and dated the Closing Date stating, as of the Closing Date (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in each of the Pricing Disclosure Package or the Final Offering Memorandum, as of a date not more than three (3) days prior to the Closing Date), (i) the conclusions and findings of such firm with respect to the matters covered by the Initial AUP Letter, and (ii) confirming in all material respects the conclusions and findings set forth in the Initial AUP Letter.
(s)    None of the Dunkin’ Brands Parties shall have sustained since the Audit Date, any material loss or interference with their business or properties from fire, explosion, flood, earthquake, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, other than as set forth in the Pricing Disclosure Package and the Final Offering Memorandum (exclusive of any supplement thereto); and (ii) subsequent to the dates as of which information is given in the Pricing Disclosure Package and the Final Offering Memorandum (exclusive of any supplement thereto), there shall not have been any change in the capital stock or limited liability company interests, as applicable, or long-term or short-term debt of any Dunkin’ Brands Party or any change or any development involving a change, whether or not arising from transactions in the ordinary course of business, in the business, general affairs, management, condition (financial or otherwise), results of operations, limited liability company interests, stockholders’ equity, properties or prospects of the Dunkin’ Brands Parties and their respective subsidiaries, individually or taken as a whole, the effect of which, in any such case described above, is, in the judgment of each Representative, so material and adverse as to make it impracticable or inadvisable to proceed with the offering, sale or delivery of the Notes on the terms and in the manner contemplated in the Pricing Disclosure Package and the Final Offering Memorandum.
(t)    The Parent Companies and the Securitization Entities shall have furnished or caused to be furnished to the Representatives dated as of the Closing Date certificates of the Chief Financial Officer of each of such Parent Company or Securitization Entity, as applicable, or other officer reasonably satisfactory to the Representatives, as to such matters as such the Representatives may reasonably request, including, without limitation, a statement:
(i)    that the representations and warranties of the Dunkin’ Brands Parties in Section 2 are true and correct on and as of the Closing Date (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date), and (x) the Dunkin’ Brands Parties have complied with all their respective agreements contained herein and in any other Related Document to which any of them is a party and satisfied all the conditions on their part to be performed or satisfied hereunder or thereunder at or prior to the Closing Date and (y) the Guarantors acknowledge that the Notes are covered by the obligations of the Guarantee and Collateral Agreement;
(ii)    subsequent to the date as of which information is given in the Pricing Disclosure Package, there has not been any development in the general affairs, business, properties, capitalization, condition (financial or otherwise) or results of operation of such Dunkin’ Brands Party, as applicable, except as set forth or contemplated in the Pricing Disclosure Package or the Final Offering Memorandum or as described in such certificate that would reasonably be expected to result in a Material Adverse Effect;
(iii)    that they have carefully examined the Pricing Disclosure Package and the Final Offering Memorandum, and, certifies that, (A) the Pricing Disclosure Package, as of the Applicable Time, and the Final Offering Memorandum, as of its date and as of the Closing Date, did not and do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (B) since the date of the Pricing Disclosure Package and the Final Offering Memorandum, no event has occurred which is required to be set forth in a supplement or amendment to the Pricing Disclosure Package and the Final Offering Memorandum; and
(iv)    that (i) except as described in each of the Pricing Disclosure Package and the Final Offering Memorandum, since the date of the latest audited financial statements included or incorporated by reference in the Pricing Disclosure Package and the Final Offering Memorandum, none of the Dunkin’ Brands Parties has sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or court or governmental action, order or decree, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; (ii) since the date of the Final Offering Memorandum, there has not been any change in the long-term debt or the capital stock or limited liability company interests, as applicable, of the Dunkin’ Brands Parties (other than in connection with equity awards to directors, officers, employees, consultants or other eligible participants under DBGI equity plans); (iii) since the date of the latest audited financial statements included or incorporated by reference in the Pricing Disclosure Package and the Final Offering Memorandum, there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the condition (financial or otherwise), results of operations, stockholders’ equity, properties, management, business or prospects of the Dunkin’ Brands Parties and their respective subsidiaries, taken as a whole; (iv) no downgrading has occurred in the rating accorded the Master Issuer’s debt securities, or the Manager’s debt securities by any “nationally recognized statistical rating organization,” as that term is defined in Section 3(a)(62) of the Exchange Act, and (v) any such “nationally recognized statistical rating organization” has publicly announced that it has under surveillance or review, with possible negative implications, its rating of any Dunkin’ Brands Party debt securities.
(u)    Subsequent to the earlier of the Applicable Time and the execution and delivery of this Agreement there shall not have occurred any of the following, which remains outstanding at the Closing Date: (i) a downgrading of the rating accorded the Dunkin’ Brands Parties’ debt securities by any “nationally recognized statistical rating organization,” as the term is defined in Section 3(a)(62) of the Exchange Act, or (ii) any such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any Dunkin’ Brands Party debt securities.
(v)    The Representatives shall have received a letter from S&P stating that the Notes have received a rating of not less than “BBB.”
(w)    The Notes shall be eligible for clearance and settlement in the United States through DTC and in Europe through Euroclear Bank, S.A./N.V., or Clearstream Banking, société anonyme.
(x)    The Series 2017-1 Supplement and the Springing Amendments (as defined in Section 9 of this Agreement) shall each have been duly executed and delivered by the Master Issuer and the Trustee, and the Notes shall have been duly executed and delivered by the Master Issuer and duly authenticated by the Trustee.
(y)    The Representatives shall have received true and executed copies of each of the documents specified in clause (bb).
(z)    Subsequent to the Applicable Time there shall not have occurred any of the following: (i) any domestic or international event or act or occurrence has materially disrupted, or in the opinion of each Representative will in the immediate future materially disrupt, the market for the securities of any Dunkin’ Brands Party or securities in general; or (ii) trading on the NYSE or NASDAQ shall have been suspended or been made subject to material limitations, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the NYSE or NASDAQ or by order of the Commission or any other governmental authority having jurisdiction; or (iii) a banking moratorium has been declared by any state or federal authority or any material disruption in commercial banking or securities settlement or clearance services shall have occurred; or (iv) (A) there shall have occurred any outbreak or escalation of hostilities or acts of terrorism involving the United States or there is a declaration of a national emergency or war by the United States or (B) there shall have been any other calamity or crisis or any change in political, financial or economic conditions if the effect of any such event in (A) or (B), in the judgment of each Representative, makes it impracticable or inadvisable to proceed with the offering, sale and delivery of the Notes, on the terms and in the manner contemplated by the Final Offering Memorandum.
(aa)    There shall exist at and as of the Closing Date no condition that would constitute an “Event of Default” (or an event that with notice or the lapse of time, or both, would constitute an “Event of Default”) under, and as defined in, the Indenture or a material breach under any of the other Related Documents as in effect at the Closing Date (or an event that with notice or lapse of time, or both, would constitute such a default or material breach). On the Closing Date, each of the Related Documents shall be in full force and effect, shall conform in all material respects to the description thereof contained in the Pricing Disclosure Package and the Final Offering Memorandum and shall not have been modified.
(bb)    Each Dunkin’ Brands Party shall have furnished to the Initial Purchasers a certificate, in form and substance reasonably satisfactory to the Representatives, dated as of the Closing Date, of the Chief Financial Officer (or, if such entity has no Chief Financial Officer, of another Authorized Officer) of such entity that such entity will be Solvent immediately after the consummation of the transactions contemplated by this Agreement.
(cc)    None of (i) the issuance and sale of the Notes pursuant to this Agreement, (ii) the transactions contemplated by the Related Documents or (iii) the use of the Pricing Disclosure Package or the Final Offering Memorandum shall be subject to an injunction (temporary or permanent) and no restraining order or other injunctive order shall have been issued; and there shall not have been any legal action, order, decree or other administrative proceeding instituted or (to the knowledge of Dunkin’ Brands Parties) overtly threatened against the Dunkin’ Brands Parties or the Initial Purchasers that would reasonably be expected to adversely impact the issuance of the Notes or the Initial Purchasers’ activities in connection therewith or any other transactions contemplated by the Related Documents or the Pricing Disclosure Package.
(dd)    The Representatives shall have received evidence satisfactory to the Representatives and their counsel that all UCC-1 financing statements and assignments and other instruments required to be filed on or prior to the Initial Closing Date or the Closing Date pursuant to the Related Documents shall have been filed or are being filed.
(ee)    The Representatives shall have received evidence satisfactory to the Representatives and their counsel that all conditions precedent to the issuance of the Notes that are contained in the Indenture have been satisfied.
(ff)    The representations and warranties of each of the Dunkin’ Brands Parties (to the extent a party thereto) contained in the Related Documents to which each of the Dunkin’ Brands Parties is a party will be true and correct as of the Closing Date (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date).
(gg)    On or prior to the Closing Date, the Master Issuer shall have furnished to the Initial Purchasers and the Trustee an executed notice of prepayment of the Series 2015-1 Class A-2-I Notes, with directions to release such notice upon the issuance of the Offered Notes.
(hh)    At the time of execution of this Agreement, the Representatives shall have received from KPMG LLP a comfort letter (the “Initial AICPA Comfort Letter”), in form and substance reasonably satisfactory to the Representatives, addressed to the Initial Purchasers and dated the date hereof (i) confirming that they are an independent registered public accounting firm with respect to Master Issuer Parent and its subsidiaries under the “Independence Rule” of the AICPA’s Code of Professional Conduct and its interpretations and rulings and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Pricing Disclosure Package, as of a date not more than three days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and (iii) covering such other matters as are ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings.
(ii)     With respect to the Initial AICPA Comfort Letter referred to in the preceding paragraph and delivered to the Representatives concurrently with the execution of this Agreement, KPMG LLP shall have furnished to the Representatives a “bring-down letter” of such accountants, addressed to the Initial Purchasers and dated the Closing Date (i) confirming that they are an independent registered public accounting firm with respect to Master Issuer Parent and its subsidiaries under the “Independence Rule” of the AICPA’s Code of Professional Conduct and its interpretations and rulings, (ii) stating, as of the Closing Date (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in each of the Pricing Disclosure Package or the Final Offering Memorandum, as of a date not more than three (3) days prior to the date of the Closing Date), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter, and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.
(jj)    On or prior to the Closing Date, the Dunkin’ Brands Parties shall have furnished to the Initial Purchasers such further certificates and documents as the Representatives may reasonably request.
All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Representatives.
8.    Indemnification and Contribution.
(a)    Each of the Dunkin’ Brands Parties shall, jointly and severally, indemnify and hold harmless each Initial Purchaser, its affiliates, directors, officers, employees and each person, if any, who controls any Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each, an “Initial Purchaser Indemnified Party”), against any and all losses, liabilities, claims, damages and reasonable and documented expenses whatsoever as incurred (including but not limited to reasonable attorneys’ fees and any and all documented reasonable expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained (A) in the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Final Offering Memorandum or in any amendment or supplement thereto, (B) in any Blue Sky application or other document prepared or executed by any of the Dunkin’ Brands Parties (or based upon any written information furnished by any of the Dunkin’ Brands Parties) specifically for the purpose of qualifying any or all of the Notes under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a “Blue Sky Application”), or (C) in any other materials or information provided to investors by, or with the approval of any of the Dunkin’ Brands Parties in connection with the marketing of the offering of the Notes, including any road show or investor presentations made to investors by any of the Dunkin’ Brands Parties (whether in person or electronically) and the documents and information listed on Schedule III hereto (all of the foregoing materials described in this clause (C), the “Marketing Materials”), (ii) the omission or alleged omission to state in the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Final Offering Memorandum, or in any amendment or supplement thereto, or in any Blue Sky Application or in any Marketing Materials, any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading,

(iii) any act or failure to act or any alleged act or failure to act by any Initial Purchaser in connection with, or relating in any manner to, the Notes or the offering contemplated hereby, and that is included as part of or referred to in any loss, claim, damage, liability or action or expense arising out of or based upon matters covered by clause (i) or (ii) above, or (iv) the violation of any securities laws (including without limitation the anti-fraud provision thereof) of any foreign jurisdiction in which the Notes are offered; provided, however, that the Dunkin’ Brands Parties will not be liable in any such case to the extent but only to the extent that it is determined in a final and unappealable judgment by a court of competent jurisdiction that (X) any such loss, liability, claim, damage or expense arises directly and primarily out of or is based directly and primarily upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with the Initial Purchaser Information or (Y) in the case of clause (iii) above, any such loss, liability, claim, damage or expense arises directly and primarily out of or results directly and primarily from the gross negligence or willful misconduct of such Initial Purchaser. The parties agree that such information provided by or on behalf of any Initial Purchaser through either Representative consists solely of the Initial Purchaser Information.
Each of the Dunkin’ Brands Parties hereby agrees, jointly and severally, to indemnify and hold harmless each Initial Purchaser Indemnified Party, against any and all losses, liabilities, claims, or damages and expenses whatsoever as incurred (including but not limited to reasonable attorneys’ fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject, insofar as such loss, claim, damage, liability or action arises out of, or is based upon any website maintained in compliance with Rule 17g-5 under the Exchange Act by or on behalf of any Dunkin’ Brands Party in connection with the marketing of the offering of the Notes.
Except as otherwise provided in Section 8(c), each of the Securitization Entities agrees that it shall, jointly and severally, reimburse each Indemnified Party promptly upon demand for any documented legal or other expenses reasonably incurred by that Initial Purchaser Indemnified Party in connection with investigating or defending or preparing to defend against any losses, liabilities, claims, damages or expenses for which indemnity is being provided pursuant to this Section 8(a) as such expenses are incurred.
The foregoing indemnity agreement will be in addition to any liability which the Dunkin’ Brands Parties may otherwise have, including but not limited to other liability under this Agreement.
(b)    Each Initial Purchaser, severally and not jointly, shall indemnify and hold harmless each Dunkin’ Brands Party, each of the officers, directors and employees of each Dunkin’ Brands Party, and each other person, if any, who controls such Dunkin’ Brands Party within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each, a “Dunkin’ Indemnified Party”), against any losses, liabilities, claims, or damages and expenses whatsoever as incurred (including but not limited to reasonable attorneys’ fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained (A) in the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Final Offering Memorandum or in any amendment or supplement thereto, (B) in any Blue Sky Application, or (C) in any Marketing Materials, or (ii) the omission or alleged omission to state in the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Final Offering Memorandum, or in any amendment or supplement thereto, or in any Blue Sky Application or in any Marketing Materials any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Dunkin’ Brands Parties by or on behalf of any Initial Purchaser through either Representative expressly for use in the Preliminary Offering Memorandum, Pricing Disclosure Package, Offering Memorandum, amendment or supplement thereto, Blue Sky Application or Marketing Materials (as the case may be, which information is limited to the Initial Purchaser Information; provided, however, that in no case shall any Initial Purchaser be liable or responsible for any amount in excess of the discount applicable to the Notes to be purchased by such Initial Purchaser under this Agreement.
The foregoing indemnity agreement will be in addition to any liability which the Initial Purchasers may otherwise have, including but not limited to other liability under this Agreement.
(c)    Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of any claims or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the claim or the commencement thereof (but the failure so to notify an indemnifying party shall not relieve the indemnifying party from any liability which it may have under this Section 8 to the extent that it is not materially prejudiced due to the forfeiture of substantive rights or defenses as a result thereof or otherwise has notice of any such action, and in any event shall not relieve it from any liability that such indemnifying party may have otherwise than on account of the indemnity agreement hereunder). In case any such claim or action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate, at its own expense in the defense of such action, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, that counsel to the indemnifying party shall not (except with the written consent of the indemnified party) also be counsel to the indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel reasonably satisfactory to such indemnified party to have charge of the defense of such action within a reasonable time after notice of commencement of the action, (iii) the indemnifying party does not diligently defend the action after assumption of the defense, (iv) such indemnified party or parties shall have reasonably concluded based on advice of counsel that there may be defenses available to it or them which are different from or additional to those available to the indemnifying parties or (v) the named parties in any such proceeding (including any impleaded parties) include both the Initial Purchaser Indemnified Parties, on the one hand, and any of the Dunkin’ Brands Parties, on the other hand, and representation of both sets of parties by the same counsel would present a conflict due to actual or potential differing interests between them, in any of which events (i) through (v) such fees and expenses shall be borne by the indemnifying parties (and the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties); provided, however, that in no event will the indemnifying parties be liable for the fees and expenses of more than one counsel for the indemnified parties (together with any local counsel in any applicable jurisdiction). No indemnifying party shall, without the prior written consent of the indemnified parties (which consent shall not be withheld, conditioned or delayed), effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened claim, investigation, action or proceeding in respect of which indemnity or contribution may be or could have been sought by an indemnified party under this Section 8 (whether or not the indemnified party is an actual or potential party thereto), unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such claim, investigation, action or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or any failure to act, by or on behalf of the indemnified party. No indemnifying party shall be liable for any settlement or compromise of, or consent to the entry of judgment with respect to, any such action or claim effected without its consent.
(d)    In order to provide for contribution in circumstances in which the indemnification provided for in Section 8(a) through (c) is for any reason held to be unavailable from any indemnifying party or is insufficient to hold harmless a party indemnified thereunder (other than as a result of the limitations or indemnification specified therein), the Dunkin’ Brands

Parties and the Initial Purchasers shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any documented investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Dunkin’ Brands Parties, any contribution received by the Dunkin’ Brands Parties from persons, other than the Initial Purchasers, who may also be liable for contribution, including their directors, officers, employees and persons who control the Dunkin’ Brands Parties within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act as incurred to which the Dunkin’ Brands Parties and one or more of the Initial Purchasers may be subject, in such proportions as is appropriate to reflect the relative benefits received by the Dunkin’ Brands Parties and the Initial Purchasers from the offering and sale of the Notes under this Agreement or, if such allocation is not permitted by applicable law, in such proportions as are appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Dunkin’ Brands Parties and the Initial Purchasers in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Dunkin’ Brands Parties and the Initial Purchasers shall be deemed to be in the same proportion as the total proceeds from the offering and sale of the Notes under this Agreement (net of discounts and commissions but before deducting expenses) received by the Dunkin’ Brands Parties or their affiliates under this Agreement, on the one hand, and the discounts and commissions received by the Initial Purchasers under this Agreement, on the other hand, bear to the aggregate offering price to investors of the Notes purchased under this Agreement, as set forth on the cover of the Final Offering Memorandum. The relative fault of each of the Dunkin’ Brands Parties (on the one hand) and of the Initial Purchasers (on the other hand) shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Dunkin’ Brands Parties or the Initial Purchasers and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Dunkin’ Brands Parties and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8(d). The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 8(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any judicial, regulatory or other legal or governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this Section 8(d), (i) no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the discounts and commissions applicable to the Notes resold by it under this Agreement exceeds the amount of any damages which such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8(d), (A) each of the Initial Purchaser Indemnified Parties other than the Initial Purchasers shall have the same rights to contribution as the Initial Purchasers, and (B) each director, officer or employee of the Dunkin’ Brands Parties and each person, if any, who controls the Dunkin’ Brands Parties within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Dunkin’ Brands Parties, subject in each case of (A) and (B) to clauses (i) and (ii) of the immediately preceding sentence. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties, notify each party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 8(d) or otherwise to the extent that it is not materially prejudiced due to the forfeiture of substantive rights or defenses as a result thereof or otherwise has notice of any such action, and in any event shall not relieve it from any liability that such contributing party may have otherwise than on account of this Section 8(d). The obligations of the Initial Purchasers to contribute pursuant to this Section 8(d) are several in proportion to the respective aggregate principal amount of Notes purchased by each of the Initial Purchasers under this Agreement and not joint. The obligations of the Dunkin’ Brands Parties to contribute pursuant to this Section 8(d) shall be joint and several.
(e)    The Initial Purchasers severally confirm and the Dunkin’ Brands Parties acknowledge and agree that (i) the statements with respect to the offering of the Notes by the Initial Purchasers set forth in the third to last paragraph (relating to overallotment, stabilization and similar activities) of the section entitled “Plan of Distribution” in the Pricing Disclosure Package and the Final Offering Memorandum, (ii) the names of the Initial Purchasers set forth on the front and back cover page of the Preliminary Offering Memorandum and the Final Offering Memorandum and (iii) the information listed on Schedule I hereto constitute the only information concerning such Initial Purchasers furnished in writing to the Dunkin’ Brands Parties by or on behalf of the Initial Purchasers specifically for inclusion in the Preliminary Offering Memorandum, the Pricing Disclosure Package and the Final Offering Memorandum or in any amendment or supplement thereto or in any Blue Sky Application or in any Marketing Materials (the “Initial Purchaser Information”).
9.    Consent. Each Representative hereby agrees, in its capacity as holder of the Notes and Representative of the Initial Purchasers, to (i) the First Supplement, to be dated as of the Closing Date, to the Base Indenture, to be entered into by and among the Master Issuer and Citibank, N.A., as the Trustee and the securities intermediary thereunder and (ii) the Amendment No. 1, to be dated as of the Closing Date, to the Management Agreement, dated as of the Initial Closing Date, by and among the Master Issuer, DB Master Finance Parent LLC, the Guarantors, the IP Holders, the Manager, the Sub-Managers and Citibank, N.A. as the Trustee (the supplement and amendments identified in clauses (i) and (ii) of this sentence being referred to herein collectively as the “Springing Amendments” and each, as a “Springing Amendment”), pursuant to which the amendment set forth therein shall become effective upon the payment in full of the Outstanding Principal Amount of the Series 2015-1 Class A-2 Notes (as such term is defined in the Series 2015-1 Supplement, dated as of the Initial Closing Date, to the Base Indenture, entered into by and among the Master Issuer and Citibank, N.A., as the Trustee and the securities intermediary thereunder), and in their respective capacities as Noteholders hereby (x) direct the Control Party, where such direction from the Noteholders is required, to consent to the Springing Amendments (y) request the Controlling Class Representative to consent to the Springing Amendments where such consent of the Controlling Class Representative is required and (z) waive notice of any Consent Request or Consent Recommendation that would otherwise be required pursuant to Section 11.4(c) of the Base Indenture in connection with the Springing Amendments.

10.    Defaulting Initial Purchasers.
(a)    If, on the Closing Date, any Initial Purchaser defaults in its obligations to purchase the Notes that it has agreed to purchase under this Agreement, the remaining non-defaulting Initial Purchasers may in their discretion arrange for the purchase of such Notes by the non-defaulting Initial Purchasers or other persons satisfactory to the Master Issuer on the terms contained in this Agreement. If, within 36 hours after any such default by any Initial Purchaser, the non-defaulting Initial Purchasers do not arrange for the purchase of such Notes, then the Master Issuer shall be entitled to a further period of 36 hours within which to procure other persons reasonably satisfactory to the non-defaulting Initial Purchasers to purchase such Notes on such terms. In the event that within the respective prescribed periods, the non-defaulting Initial Purchasers notify the Master Issuer that they have so arranged for the purchase of such Notes, or the Master Issuer notifies the non-defaulting Initial Purchasers that it has so arranged for the purchase of such Notes, either the non-defaulting Initial Purchasers or the Master Issuer may postpone the Closing Date for up to seven full Business Days in order to effect any changes that in the opinion of counsel for the Master Issuer or counsel for the Initial Purchasers may be necessary in the Pricing Disclosure Package, the Final Offering Memorandum or in any other document or arrangement, and the Master Issuer agrees to promptly prepare any amendment or supplement to the Pricing Disclosure Package or the Final Offering Memorandum that effects any such changes. As used in this Agreement, the term “Initial Purchaser” includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule I hereto that, pursuant to this Section 10, purchases Notes that a defaulting Initial Purchaser agreed but failed to purchase.
(b)    If, after giving effect to any arrangements for the purchase of the Notes of a defaulting Initial Purchaser or Initial Purchasers by the non-defaulting Initial Purchasers and any persons procured by the Master Issuer as provided in paragraph (a) above, the aggregate principal amount of such Notes that remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Notes, then the Master Issuer shall have the right to require each non-defaulting Initial Purchaser to purchase the principal amount of Notes that such Initial Purchaser agreed to purchase hereunder plus such Initial Purchaser’s pro rata share (based on the principal amount of Notes that such Initial Purchaser agreed to purchase hereunder) of the Notes of such defaulting Initial Purchaser or Initial Purchasers for which such arrangements have not been made; provided that the non-defaulting Initial Purchasers shall not be obligated to purchase more than 110% of the aggregate principal amount of Notes that they agreed to purchase on the Closing Date pursuant to the terms of Section 3.
(c)    If, after giving effect to any arrangements for the purchase of the Notes of a defaulting Initial Purchaser or Initial Purchasers by the non-defaulting Initial Purchasers and any persons procured by the Master Issuer as provided in paragraph (a) above, the aggregate principal amount of such Notes that remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Notes, or if the Master Issuer shall not exercise the right described in paragraph (b) above, then this Agreement shall terminate without liability on the part of the non-defaulting Initial Purchasers. Any termination of this Agreement pursuant to this Section 10 shall be without liability on the part of the Dunkin’ Brands Parties, except that the Dunkin’ Brands Parties will continue to be liable for the payment of expenses as set forth in Sections 6 and 13 except with respect to a defaulting Initial Purchaser and except that the provisions of Section 8 shall not terminate and shall remain in effect.
(d)    Nothing contained herein shall relieve a defaulting Initial Purchaser of any liability it may have to the Dunkin’ Brands Parties or any non-defaulting Initial Purchaser for damages caused by its default.
11.    Termination. Each Representative shall have the right to terminate this Agreement at any time prior to the Closing Date, if, at or after the Applicable Time: (i) any domestic or international event or act or occurrence has materially disrupted, or in the opinion of each Representative will in the immediate future materially disrupt, the market for the securities of any Dunkin’ Brands Party or securities in general; or (ii) trading on the NYSE or NASDAQ shall have been suspended or been made subject to material limitations, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the NYSE or NASDAQ or by order of the Commission or any other governmental authority having jurisdiction; or (iii) a banking moratorium has been declared by any state or federal authority or any material disruption in commercial banking or securities settlement or clearance services shall have occurred; or (iv) (A) there shall have occurred any outbreak or escalation of hostilities or acts of terrorism involving the United States or there is a declaration of a national emergency or war by the United States or (B) there shall have been any other calamity or crisis or any change in political, financial or economic conditions if the effect of any such event in (A) or (B), in the judgment of each Representative, makes it impracticable or inadvisable to proceed with the offering, sale and delivery of the Notes, on the terms and in the manner contemplated by the Final Offering Memorandum; or (v) any of the events described in Sections 7(s) or 7(u) or 7(z) shall have occurred or the Initial Purchasers shall decline to purchase the Notes for any reason permitted under this Agreement. Any notice of termination pursuant to this Section 10 shall be in writing.
12.    Non-Assignability. None of the Dunkin’ Brands Parties may assign its rights or obligations under this Agreement, except to the Trustee for the benefit of the Secured Parties to the extent provided in Section 3.1(a)(v) of the Base Indenture and in Section 3.1(a)(xi) of the Guarantee and Collateral Agreement. No Initial Purchaser may assign its rights or obligations under this Agreement, except that an Initial Purchaser shall have the right to substitute any one of its affiliates as the purchaser of the Notes that it has agreed to purchase hereunder (“Substituting Initial Purchaser”), by a written notice to the Master Issuer, which notice shall be signed by both the Substituting Initial Purchaser and such affiliate, shall contain such affiliate’s agreement to be bound by this Agreement and shall contain a confirmation by such affiliate of the accuracy with respect to it of the representations set forth in Section 3; provided that the Substituting Initial Purchaser shall remain liable for its obligations hereunder. Upon receipt of such notice, wherever the word “Initial Purchaser” is used in this Agreement (other than in this Section 12), such word shall be deemed to refer to such affiliate in lieu of the Substituting Initial Purchaser. In the event that such affiliate is so substituted as a purchaser hereunder and such affiliate thereafter transfers back to the Substituting Initial Purchaser all of the Notes then held by such affiliate, upon receipt by the Master Issuer of notice of such transfer, wherever the word “Initial Purchaser” is used in this Agreement (other than this Section 12), such word shall no longer be deemed to refer to such affiliate, but shall refer to the Substituting Initial Purchaser, and the Substituting Initial Purchaser shall have all the rights of an original holder of the Notes under this Agreement.
13.    Reimbursement of Initial Purchasers’ Expenses. If (a) the Master Issuer for any reason fails to tender the Notes for delivery to the Initial Purchasers, or (b) the Initial Purchasers decline to purchase the Notes for any reason permitted under this Agreement, the Master Issuer, the Parent Companies, the Manager and the Guarantors shall reimburse the Initial Purchasers for all reasonable and documented out-of-pocket expenses (including fees and disbursements of counsel for the Initial Purchasers) incurred by the Initial Purchasers in connection with this Agreement and the proposed purchase of the Notes, and upon demand the Master Issuer shall pay the full amount thereof to the Initial Purchasers. If this Agreement is terminated pursuant to Section 10 by reason of the default of one or more Initial Purchasers, the Master Issuer shall not be obligated to reimburse any defaulting Initial Purchaser on account of those expenses.
14.    Notices, etc. All notices, amendments, waivers, consents and other communications provided to any party hereto under this Agreement shall be in writing and addressed, delivered or transmitted to such party at its address, e-mail address (if provided), or facsimile number (if any) set forth below:
(a)    if to any Initial Purchaser, to Guggenheim Securities, LLC, 330 Madison Avenue, New York, New York 10017, Attention: Structured Products Capital Markets (E-mail: gslegal@guggenheimpartners.com), with a copy to the General Counsel and with a copy to White & Case LLP, 1221 Avenue of the Americas, New York, New York 10019, Attention: David Thatch (Fax: (212) 819-8342; E-mail: dthatch@whitecase.com);
(b)    if to any of the Parent Companies, to Dunkin’ Brands Group, Inc., 130 Royall Street, Canton, Massachusetts 02021, Attention: General Counsel (Fax: (781) 737-4000; E-mail: rich.emmett@dunkinbrands.com) and with a copy to Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199, Attention: Craig E. Marcus (Fax: (617) 235-0514; E-mail: craig.marcus@ropesgray.com); and

(c)    if to any of the Securitization Entities, to P.O. Box 9141, Canton, Massachusetts 02021 (Fax: (781) 737-6661; E-mail: securitization@dunkinbrands.com) and with a copy to Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199, Attention: Craig E. Marcus (Fax: (617) 235-0514; E-mail: craig.marcus@ropesgray.com).
Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by e-mail, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted (so long as transmitted on a Business Day, otherwise the next succeeding Business Day) upon receipt of electronic confirmation of transmission.
15.    Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers, the Dunkin’ Brands Parties and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons; provided that the representations, warranties, indemnities and agreements of Dunkin’ Brands Parties contained in this Agreement shall also be deemed to be for the benefit of the Initial Purchaser Indemnified Parties and, in the case of Section 8(b) only, the Dunkin’ Indemnified Parties. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 15, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.
16.    Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of any of the Dunkin’ Brands Parties and the Initial Purchasers contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Notes and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of any of them or any person controlling any of them.
17.    Definition of the Terms “Business Day,” “Affiliate,” and “Subsidiary.” For purposes of this Agreement, (a) “Business Day” means any day on which the New York Stock Exchange, Inc. is open for trading, and (b) “affiliate” and “subsidiary” have the meanings set forth in Rule 405 under the Securities Act; provided that, for the avoidance of doubt, no franchisee shall be deemed to be an affiliate solely based on its position as such.
18.    Governing Law. This Agreement and any dispute, claim, controversy, disagreement, action, proceeding or dispute arising under or related to this Agreement, including the scope or validity of this provision, shall be governed by and construed in accordance with the laws of the State of New York.
19.    Submission to Jurisdiction and Venue. Each of the parties hereto hereby irrevocably and unconditionally:

(a)submits for itself and its property in any legal action or proceeding relating to this Agreement or any of the transactions contemplated hereby, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States for the Southern District of New York, and appellate courts from any thereof;
(b)    consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;
(c)    agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to any party hereto at its address set forth in Section 14 or at such other address of which such party shall have been notified pursuant thereto; and
(d)    agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 19 any special, exemplary, punitive or consequential damages.
20.    Waiver of Jury Trial. The Master Issuer, the Parent Companies, the Manager, the Guarantors and each of the Initial Purchasers hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.
21.    No Fiduciary Duty. The Dunkin’ Brands Parties acknowledge and agree that (a) the purchase and sale of the Notes pursuant to this Agreement, including the determination of the offering price of the Notes and any related discounts and commissions, is an arm’s-length commercial transaction between the Dunkin’ Brands Parties, on the one hand, and the several Initial Purchasers, on the other hand, (b) in connection with the offering, sale and the delivery of the Notes and the process leading thereto, each Initial Purchaser is and has been acting solely as a principal and is not the agent or fiduciary of any Dunkin’ Brands Party, any of its respective subsidiaries or its respective stockholders, creditors, employees or any other party, (c) no Initial Purchaser has assumed or will assume an advisory or fiduciary responsibility in favor of any Dunkin’ Brands Party with respect to the offering, sale and the delivery of the Notes or the process leading thereto (irrespective of whether such Initial Purchaser has advised or is currently advising the Dunkin’ Brands Parties or any of their respective subsidiaries on other matters), (d) the Initial Purchasers and their respective affiliates and representatives may be engaged in a broad range of transactions that involve interests that differ from those of the Dunkin’ Brands Parties, (e) any duties and obligations that the Initial Purchasers may have to the Dunkin’ Brands Parties relating to the transactions contemplated by this Agreement or the Final Offering Memorandum shall be limited to those duties and obligations specifically stated herein and (f) the Initial Purchasers have not provided any legal, accounting, regulatory or tax advice with respect to the offering of the Notes and the Dunkin’ Brands Parties have consulted their own respective legal, accounting, regulatory and tax advisors to the extent they deemed appropriate. The Dunkin’ Brands Parties hereby waive any claims that they each may have against the Initial Purchasers with respect to any breach of fiduciary duty in connection with the Notes.
22.    Counterparts. This Agreement may be executed in one or more counterparts, including by facsimile, .pdf format and other means of electronic transmission and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.
23.    Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.
24.    Severability. In case any provision of this Agreement shall be deemed invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

If the foregoing correctly sets forth the agreement among the Master Issuer, the Parent Companies, the Manager, the Guarantors, and the Initial Purchasers, please indicate your acceptance in the space provided for that purpose below.
Very truly yours,
PARENT COMPANIES:    DUNKIN’ BRANDS GROUP, INC.,
By:        /s/ Katherine D. Jaspon
    Name: Katherine D. Jaspon
    Title: Chief Financial Officer

DUNKIN’ BRANDS HOLDINGS, INC.,
By:        /s/ Katherine D. Jaspon
    Name: Katherine D. Jaspon
    Title: Chief Financial Officer

DUNKIN’ BRANDS, INC.,

By:        /s/ Katherine D. Jaspon
    Name: Katherine D. Jaspon
    Title: Chief Financial Officer

SECURITIZATION ENTITIES:    DB MASTER FINANCE PARENT LLC,

[Signature Page to Purchase Agreement]

By:        /s/ Katherine D. Jaspon
    Name: Katherine D. Jaspon
    Title: Chief Financial Officer
DB MASTER FINANCE LLC,
By:        /s/ Katherine D. Jaspon
    Name: Katherine D. Jaspon
    Title: Chief Financial Officer

BR UK FRANCHISING LLC,

By:        /s/ Katherine D. Jaspon
    Name: Katherine D. Jaspon
    Title: Chief Financial Officer
DB FRANCHISING HOLDING COMPANY LLC,

By:        /s/ Katherine D. Jaspon
    Name: Katherine D. Jaspon
    Title: Chief Financial Officer
DUNKIN’ DONUTS FRANCHISING LLC,

By:        /s/ Katherine D. Jaspon
    Name: Katherine D. Jaspon
    Title: Chief Financial Officer

[Signature Page to Purchase Agreement]

BASKIN-ROBBINS FRANCHISING LLC,

By:        /s/ Katherine D. Jaspon
    Name: Katherine D. Jaspon
    Title: Chief Financial Officer
DB MEXICAN FRANCHISING LLC,

By:        /s/ Katherine D. Jaspon
    Name: Katherine D. Jaspon
    Title: Chief Financial Officer
DD IP HOLDER LLC,

By:        /s/ Katherine D. Jaspon
    Name: Katherine D. Jaspon
    Title: Chief Financial Officer
BR IP HOLDER LLC,

By:        /s/ Katherine D. Jaspon
    Name: Katherine D. Jaspon
    Title: Chief Financial Officer
DB REAL ESTATE ASSETS I LLC,
By:        /s/ Katherine D. Jaspon
    Name: Katherine D. Jaspon
    Title: Chief Financial Officer

[Signature Page to Purchase Agreement]

DB REAL ESTATE ASSETS II LLC,
By:        /s/ Katherine D. Jaspon
    Name: Katherine D. Jaspon
    Title: Chief Financial Officer

[Signature Page to Purchase Agreement]

Accepted:
GUGGENHEIM SECURITIES, LLC
By: /s/ Corey Wishengrad
Name: Corey Wishengrad
Title: Senior Managing Director

Acting on behalf of itself and as a

Representative of the Initial Purchasers

[Signature Page to Purchase Agreement]

Accepted:
BARCLAYS CAPITAL INC.
By: /s/ Martin Attea
Name: Martin Attea
Title: Managing Director

Acting on behalf of itself and as a

Representative of the Initial Purchasers

[Signature Page to Purchase Agreement]

SCHEDULE I
Principal
Amount of
Series 2017-1 Class A-2-I Notes
to be
Initial Purchasers	Purchased
Guggenheim Securities, LLC.	$390,000,000
Barclays Capital Inc. Goldman Sachs & Co.. Citigroup Global Markets, Inc. J.P. Morgan Securities, LLC.	120,000,000 60,000,000 15,000,000 15,000,000
Total	$600,000,000

Principal
Amount of
Series 2017-1 Class A-2-II Notes
to be
Initial Purchasers	Purchased
Guggenheim Securities, LLC.	$520,000,000
Barclays Capital Inc.. Goldman Sachs & Co. Citigroup Global Markets, Inc. J.P. Morgan Securities, LLC.	160,000,000 80,000,000 20,000,000 20,000,000
Total	$800,000,000

SCHEDULE II

PRICING TERM SHEET

DB MASTER FINANCE LLC
Master Issuer
DUNKIN’ BRANDS, INC.
Manager

Pricing Supplement dated September 14, 2017 to the Preliminary Offering Memorandum dated September 5, 2017
$600,000,000 SERIES 2017-1 3.629% FIXED RATE SENIOR SECURED NOTES, CLASS A-2-I
_________________________

Gross Proceeds to the Master Issuer:	$600,000,000
Price to Investors:	100.00%
Note Rate:	3.629% per annum
Trade Date:	September 14, 2017
Closing Date:	October 23, 2017 or T +26
Initial Purchasers	Guggenheim Securities, Barclays Capital Inc., Goldman, Sachs & Co., Citigroup Global Markets, Inc. and J.P. Morgan Securities, LLC
First Quarterly Payment Date:	February 20, 2018
Initial Interest Accrual Period:	The initial Interest Accrual Period for the Offered Notes will be 117 days.
Series 2017-1 Class A-2 Quarterly Post-ARD Contingent Interest:
A per annum rate equal to the rate determined by the Servicer to be the greater of (i) 5.00% per annum and (ii) a per annum rate equal to the amount, if any, by which (a) the sum of (x) the yield to maturity (adjusted to a quarterly bond-equivalent basis) on the Series 2017-1 Anticipated Repayment Date of the United States Treasury Security having a term closest to 10 years, plus (y) 5.00%, plus (z) 1.65% exceeds (b) the Series 2017-1 Class A-2-I Note Rate.

Use of Proceeds:
The following replaces the paragraph under the heading “Use of Proceeds” in the Preliminary Offering Memorandum:
The Master Issuer estimates that the net proceeds of this offering after deducting transaction expenses will be approximately $1.38 billion. The Master Issuer expects to use approximately $731 million of such net proceeds to repay in full all of its outstanding Indebtedness under the Series 2015-1 Class A-2-I Notes. The Master Issuer also intends to deposit approximately $12 million of the net proceeds of this offering and/or arrange for the issuance of a letter of credit (including an Interest Reserve Letter of Credit) to fund the Initial Senior Notes Interest Reserve Amount. Any additional net proceeds will be distributed to DBI for general corporate purposes, which may include a return of capital to DBGI’s shareholders.

Debt Service:
The Series 2017-1 Supplement will provide that, for purposes of calculating the DSCR only, the Senior Notes Quarterly Interest Amount for the Offered Notes and the Series 2017-1 Class A-1 Notes and the Class A-1 Quarterly Commitment Fee Amount will be divided between the Quarterly Payment Date in November 2017 and the Quarterly Payment Date in February 2018 as follows: (x) for the Quarterly Payment Date in November 2017, an amount equal to the Senior Notes Quarterly Interest Amount for the Offered Notes and the Series 2017-1 Class A-1 Notes and the Class A-1 Quarterly Commitment Fee Amount that would be payable on the Quarterly Payment Date in November 2017 assuming a 27-day initial Interest Accrual Period for the Offered Notes and a 22-day initial Interest Accrual Period for the Series 2017-1 Class A-1 Notes and (y) for the Quarterly Payment Date in February 2018, an amount equal to the Senior Notes Quarterly Interest Amount for the Offered Notes and the Series 2017-1 Class A-1 Notes and the Class A-1 Quarterly Commitment Fee Amount that would be payable on the Quarterly Payment Date in February 2018 assuming a 90-day initial Interest Accrual Period for the Offered Notes and a 92-day Interest Accrual Period for the Series 2017-1 Class A-1 Notes.

Rule 144A CUSIP/ISIN Numbers:	233046AE1 / US233046AE15
Reg S CUSIP/ISIN Numbers	U23998AE4 / USU23998AE45
Distribution:	144A/Reg S

$800,000,000 SERIES 2017-1 4.030% FIXED RATE SENIOR SECURED NOTES, CLASS A-2-II
_________________________

Gross Proceeds to the Master Issuer:	$800,000,000
Price to Investors:	100.00%
Note Rate:	4.030% per annum
Trade Date:	September 14, 2017
Closing Date:	October 23, 2017 or T +26
Initial Purchasers	Guggenheim Securities, Barclays Capital Inc., Goldman, Sachs & Co., Citigroup Global Markets, Inc. and J.P. Morgan Securities, LLC
First Quarterly Payment Date:	February 20, 2018
Initial Interest Accrual Period:	The initial Interest Accrual Period for the Offered Notes will be 117 days.
Series 2017-1 Class A-2 Quarterly Post-ARD Contingent Interest:
A per annum rate equal to the rate determined by the Servicer to be the greater of (i) 5.00% per annum and (ii) a per annum rate equal to the amount, if any, by which (a) the sum of (x) the yield to maturity (adjusted to a quarterly bond-equivalent basis) on the Series 2017-1 Anticipated Repayment Date of the United States Treasury Security having a term closest to 10 years, plus (y) 5.00%, plus (z) 1.90% exceeds (b) the Series 2017-1 Class A-2-II Note Rate.

Use of Proceeds:
The following replaces the paragraph under the heading “Use of Proceeds” in the Preliminary Offering Memorandum:
The Master Issuer estimates that the net proceeds of this offering after deducting transaction expenses will be approximately $1.38 billion. The Master Issuer expects to use approximately $731 million of such net proceeds to repay in full all of its outstanding Indebtedness under the Series 2015-1 Class A-2-I Notes. The Master Issuer also intends to deposit approximately $12 million of the net proceeds of this offering and/or arrange for the issuance of a letter of credit (including an Interest Reserve Letter of Credit) to fund the Initial Senior Notes Interest Reserve Amount. Any additional net proceeds will be distributed to DBI for general corporate purposes, which may include a return of capital to DBGI’s shareholders.

Debt Service:
The Series 2017-1 Supplement will provide that, for purposes of calculating the DSCR only, the Senior Notes Quarterly Interest Amount for the Offered Notes and the Series 2017-1 Class A-1 Notes and the Class A-1 Quarterly Commitment Fee Amount will be divided between the Quarterly Payment Date in November 2017 and the Quarterly Payment Date in February 2018 as follows: (x) for the Quarterly Payment Date in November 2017, an amount equal to the Senior Notes Quarterly Interest Amount for the Offered Notes and the Series 2017-1 Class A-1 Notes and the Class A-1 Quarterly Commitment Fee Amount that would be payable on the Quarterly Payment Date in November 2017 assuming a 27-day initial Interest Accrual Period for the Offered Notes and a 22-day initial Interest Accrual Period for the Series 2017-1 Class A-1 Notes and (y) for the Quarterly Payment Date in February 2018, an amount equal to the Senior Notes Quarterly Interest Amount for the Offered Notes and the Series 2017-1 Class A-1 Notes and the Class A-1 Quarterly Commitment Fee Amount that would be payable on the Quarterly Payment Date in February 2018 assuming a 90-day initial Interest Accrual Period for the Offered Notes and a 92-day Interest Accrual Period for the Series 2017-1 Class A-1 Notes.

Rule 144A CUSIP/ISIN Numbers:	233046AF8 / US233046AF89
Reg S CUSIP/ISIN Numbers	U23998AF1 / USU23998AF10
Distribution:	144A/Reg S

_________________________
This Pricing Supplement (this “Pricing Supplement”) is qualified in its entirety by reference to the Preliminary Offering Memorandum, dated September 5, 2017, of DB Master Finance LLC (the “Preliminary Offering Memorandum”). The information in this Pricing Supplement supersedes the information in the Preliminary Offering Memorandum to the extent inconsistent with the information in the Preliminary Offering Memorandum. Capitalized terms used herein and not defined herein have the meanings assigned in the Preliminary Offering Memorandum.
THE NOTES ARE SOLELY THE JOINT AND SEVERAL OBLIGATIONS OF THE MASTER ISSUER (GUARANTEED BY THE GUARANTORS). THE NOTES DO NOT REPRESENT OBLIGATIONS OF THE MANAGER OR ANY OF ITS AFFILIATES (OTHER THAN THE MASTER ISSUER AND THE GUARANTORS), OFFICERS, DIRECTORS, SHAREHOLDERS,

MEMBERS, PARTNERS, EMPLOYEES, REPRESENTATIVES OR AGENTS. THE NOTES ARE NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY. THE NOTES REPRESENT NON-RECOURSE OBLIGATIONS OF THE MASTER ISSUER (GUARANTEED BY THE GUARANTORS) AND ARE PAYABLE SOLELY FROM THE COLLATERAL, AND PROSPECTIVE INVESTORS SHOULD MAKE AN INVESTMENT DECISION BASED UPON AN ANALYSIS OF THE SUFFICIENCY OF THE COLLATERAL.
THE ISSUANCE AND SALE OF THE NOTES HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY STATE SECURITIES LAWS, AND NO NOTEHOLDER WILL HAVE THE RIGHT TO REQUIRE SUCH REGISTRATION. THE NOTES MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED IN RULE 902 UNDER THE 1933 ACT) UNLESS THE NOTES ARE REGISTERED UNDER THE 1933 ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS IS AVAILABLE. THE NOTES ARE BEING SOLD ONLY TO (I) PERSONS WHO ARE NOT COMPETITORS AND WHO ARE ”QUALIFIED INSTITUTIONAL BUYERS” UNDER RULE 144A UNDER THE 1933 ACT, (II) PERSONS WHO ARE NOT COMPETITORS AND WHO ARE NOT “U.S. PERSONS” IN RELIANCE ON REGULATION S UNDER THE 1933 ACT OR (III) THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER. BECAUSE THE NOTES ARE NOT REGISTERED, THEY ARE SUBJECT TO CERTAIN RESTRICTIONS ON RESALE DESCRIBED UNDER “TRANSFER RESTRICTIONS” IN THE PRELIMINARY OFFERING MEMORANDUM.

SCHEDULE III

A.	Preliminary Investor Presentation, dated August 2017

B.	Investor Presentation, dated September 2017

C.	Additional Materials provided to Investors in connection with the Preliminary Offering Memorandum:

1.
Model runs and the inputs and outputs thereto and thereof provided to prospective investors with respect to the Preliminary Offering Memorandum (the final runs, the “Investor Model Runs”), which Investor Model Runs have been subject to the procedures set forth in the Initial AUP Letter, based on the Excel files titled:

•	2017-08-31 DNKN Scenario Zero Growth.xlsm

•	2017-08-31 DNKN Scenario A2 BE thru PRIN Haircut.xlsm

•	2017-08-31 DNKN Scenario A2 BE thru PRIN Annual.xlsm

•	2017-08-31 DNKN Scenario A2 BE thru POST-ARD Haircut.xlsm

•	2017-08-31 DNKN Scenario A2 BE thru POST-ARD Annual.xlsm

•	0 - 2017-09-05 AIG DNKN Scenario Zero Growth.xlsm

•	1a - 2017-09-05 AIG DNKN Scenario A2 BE thru PRIN Haircut Day 1- No Refi.xlsm

•	1b - 2017-09-05 AIG DNKN Scenario A2 BE thru PRIN Haircut Day 1- Refi.xlsm

•	2 - 2017-09-05 AIG DNKN Scenario A2 BE thru POST-ARD Haircut Day 1.xlsm

•	3a - 2017-09-05 AIG DNKN Scenario A2 BE thru PRIN Haircut Year 7 – No Refi.xlsm

•	3b - 2017-09-05 AIG DNKN Scenario A2 BE thru PRIN Haircut Year 7 - Refi.xlsm

•	4 - 2017-09-05 AIG DNKN Scenario A2 BE thru POST-ARD Haircut Year 7.xlsm

•	5 - 2017-09-05 AIG DNKN Scenario 1.8x DSCR Haircut.xlsm

•	6 - 2017-09-05 AIG DNKN Scenario 1.25 DSCR Haircut.xlsm

•	7 - 2017-09-05 AIG DNKN Scenario Year 2 25% Haircut.xlsm

•	8 - 2017-09-06 AIG DNKN Scenario A2 BE thru PRIN Annual Decline until Maturity.xlsm

•	9 - 2017-09-05 AIG DNKN Scenario A2 BE thru PRIN Annual Decline - 7 Years.xlsm

•	0 - 2017-09-11 Athene DNKN Scenario.xlsm

•	1 - 2017-09-11 Athene DNKN Scenario.xlsm

•	2 - 2017-09-11 Athene DNKN Scenario.xlsm

•	3 - 2017-09-11 Athene DNKN Scenario.xlsm

•	4 - 2017-09-12 Athene DNKN Scenario.xlsm

•	5 - 2017-09-11 Athene DNKN Scenario.xlsm

•	6 - 2017-09-11 Athene DNKN Scenario.xlsm

•	7 - 2017-09-11 Athene DNKN Scenario.xlsm

•	8 - 2017-09-11 Athene DNKN Scenario.xlsm

•	9 - 2017-09-11 Athene DNKN Scenario.xlsm

•	10 - 2017-09-11 Athene DNKN Scenario.xlsm

•	11 - 2017-09-11 Athene DNKN Scenario.xlsm

•	12 - 2017-09-12 Athene DNKN Scenario.xlsm

•	13 - 2017-09-11 Athene DNKN Scenario.xlsm

•	2017-09-08 NWM DNKN Scenario Zero Growth.xlsm

•	2017-08-29 Rabobank DNKN Scenario Zero Growth.xlsm

•	2017-09-08 Sentinel DNKN Scenario Zero Growth - No BR US & Intl.xlsm

•	2017-09-07 Sentinel DNKN Scenario Zero Growth – No BR US.xlsm

Exhibit 1
Preliminary Investor Presentation, dated August 2017
Investor Presentation, dated September 2017

Exhibit 2-A

Capitalized terms used within this Exhibit 2-A shall have the meanings set forth in the respective opinion letters in which they will be delivered. The opinions listed below are intended to cover substance and not the actual text of opinions to be delivered and will be subject to assumptions and qualifications substantially consistent with those contained in the comparable legal opinions delivered by Ropes & Gray LLP in connection with the issuance of the Series 2015-1 Notes of the Master Issuer, subject to any changes necessary to reflect changes in Ropes & Gray LLPs’ standard opinion practice and any other changes reasonably acceptable to the Representatives and their counsel.
Ropes & Gray 2017 Corporate and Security Interest Opinion

1.
Each of the Specified Transaction Documents to which any Company is a party constitutes the valid and binding obligation of such Company and is enforceable against each Company in accordance with its terms.

2.
When the Series 2017-1 Notes have been duly executed by Master Issuer and duly authenticated by the Trustee, upon the order of the Master Issuer in accordance with the Indenture, and delivered and paid for pursuant to the applicable Series 2017-1 Note Purchase Agreement, the Series 2017-1 Notes will constitute the valid and binding obligations of the Master Issuer, enforceable against the Master Issuer in accordance with their terms.

3.
The execution and delivery by each Company of each Covered Document to which such Person is a party and the performance by such Person of its obligations thereunder will not (x) violate any Covered Laws or (y) breach or result in a default or require the creation of any lien (other than liens created pursuant to the Transaction Documents) upon any assets of any Company pursuant to any agreement, indenture or instrument listed on a schedule to this opinion.

4.
Except (i) as may be required in order to perfect the Liens contemplated by the Collateral Transaction Documents (as defined in the Indenture), (ii) for any actions which may be required by the Federal Assignment of Claims Act of 1940 and any similar state or local law in connection with assignments of Collateral the government obligors of which are covered by such acts, and (iii) as may be required under federal or state securities laws in connection with the offer, issuance and sale of the Series 2017-1 Notes, under the Covered Laws, no consent, approval, license or exemption by, or order or authorization of, or filing, recording or registration with, any governmental authority is required to be obtained by any Company in connection with the execution and delivery of the Note Documents to which such Company is party or the performance by such Company of its obligations thereunder.

5.
We are not representing any of the Companies in any pending litigation in which it is a named defendant that challenges the validity or enforceability of, or seeks to enjoin the performance of, the Covered Documents.

6.
No Securitization Entity is an “investment company” within the meaning of Section 3(a)(1) of the 1940 Act (for the avoidance of doubt without giving effect to the provisions of Section 3(c) of the 1940 Act).

7.
Assuming the accuracy of the representations and warranties (i) of the Master Issuer and the Guarantors set forth in (a) Section 6.01 of the Series 2017-1 Class A-1 Note Purchase Agreement and (b) Section 2 of the Series 2017-1 Class A-2 Note Purchase Agreement, (ii) of the Lender Parties set forth in Section 6.03 of the Series 2017-1 Class A-1 Note Purchase Agreement and (iii) of the Initial Purchasers set forth in Section 3(c) of the Series 2017-1 Class A-2 Note Purchase Agreement, it is not necessary, in connection with the offer, sale and delivery of the Series 2017-1 Class A-1 Notes to the Lender Parties or the Series 2017-1 Class A-2 Notes to the Initial Purchasers, in each case in the manner contemplated by the Series 2017-1 Note Purchase Agreements and the Indenture, to register the Series 2017-1 Notes under the Securities Act of 1933 or to qualify the Indenture under the Trust Indenture Act of 1939, it being understood that no opinion is expressed as to the resale of the Series 2017-1 Notes by the Lender Parties or the Initial Purchasers.

8.
The Indenture creates a valid security interest in favor of the Trustee for the benefit of the Secured Parties in the Collateral described therein to the extent that a security interest in such items may be created under Article 9 of the New York UCC.

9.
The Guarantee and Collateral Agreement creates a valid security interest in favor of the Trustee for the benefit of the Secured Parties in the Collateral described therein to the extent that a security interest in such Collateral can be created under Article 9 of the New York UCC.

10.
Each Search Report sets forth the proper filing office and the proper name of the applicable Searched Entity necessary to identify those Persons who under Article 9 of the Delaware UCC have on file in Delaware presently effective financing statements against such Searched Entity as of the applicable Search Effective Time, other than financing statements which may be filed as fixture filings. Except for any Search Report identifying any financing statement (i) terminated prior to the applicable Search Effective Time, (ii) for which a termination statement is expected to be filed on or around the Closing Date, or (iii) otherwise disclosed to the Trustee, no Search Report identifies any secured party who has filed with the Delaware Secretary of State prior to the applicable Search Effective Time a financing statement naming the applicable Searched Entity as debtor.

11.
The security interest granted by the Master Issuer and the Guarantors to the Trustee for the benefit of the Secured Parties under the instruments attached as Schedule E (the “PTO Filings”) in trademarks included in the Collateral which are identified in the PTO Filings and have been properly registered with the PTO (the “Specified PTO Collateral”) have been perfected to the extent a security interest in the Specified PTO Collateral can be perfected by the filing of the PTO Filings in the PTO.

12.
In the event a court fails to characterize any transfer described in any Asset Transfer Agreement as an absolute transfer of the assets purported to be transferred thereby (with respect to such Asset Transfer Agreement, the “Applicable Transferred Assets”) and instead recharacterizes such transfer as a loan made by the Transferee to the Transferor secured by the Applicable Transferred Assets, such Asset Transfer Agreement creates a valid security interest in favor of the applicable Transferee in the interest of the applicable Transferor in such Applicable Transferred Assets to the extent that a security interest in such Applicable Transferred Assets can be created under Article 9 of the New York UCC, assuming that “value” (as described in Section 1-204 of Article 1 of the New York UCC) is given to such applicable Transferor for such security interest as contemplated by such Asset Transfer Agreement.

13.
The security interests in the Applicable Transferred Assets granted under each of the Asset Transfer Agreements by each of the applicable Transferors that is organized in the State of Delaware have been perfected to the extent that a security interest in the Applicable Transferred Assets can be perfected under Article 9 of the Delaware UCC by the filing of a financing statement in the office of the Secretary of State of the State of Delaware.

14.
With respect to BR USA as Transferor, the security interests in the Applicable Transferred Assets granted under each of the Asset Transfer Agreements by each of the applicable Transferors that is organized in the State of California have been perfected to the extent that a security interest in the Applicable Transferred Assets can be perfected under Division 9 of the California UCC by the filing of a financing statement in the office of the Secretary of State of the State of California.

15.
Assuming that (i) the Citibank Account Control Agreement has been duly authorized, executed and delivered by the each of the Trustee and Citibank, N.A. (“Citibank”), (ii) Citibank is a “bank” (as defined in Section 9-102(a)(8) of the New York UCC) and (iii) each Deposit Account (as defined in the Citibank Account Control Agreement) is a “deposit account” (as defined in Section 9-102(a)(29) of the New York UCC), the security interest in each such deposit account granted in favor of the Trustee for the benefit of the Secured Parties under the Base Indenture and the Guarantee and Collateral Agreement constitutes a perfected security interest.

16.
Assuming that (i) the Citibank Account Control Agreement has been duly authorized, executed and delivered by each of the Trustee and Citibank, (ii) Citibank is a “securities intermediary” (as defined in Section 8-102(a)(14) of the New York UCC) and (iii) each Securities Account (as defined in the Citibank Account Control Agreement) is a “securities account” (as defined in Section 8-501 of the New York UCC), the security interest in each such securities account granted in favor of the Trustee for the benefit of the Secured Parties under the Base Indenture and the Guarantee and Collateral Agreement constitutes a perfected security interest.

17.	All conditions precedent to the issuance of the Notes have been satisfied and the Series 2017-1 Supplement is authorized and permitted pursuant to the terms and conditions of the Indenture.
Ropes & Gray 2017 Opinion re: Substantive Consolidation and True Contribution

18.
Accordingly, on the basis of, and subject to, the foregoing and subject to the qualifications set forth herein, we are of the opinion that, in a properly presented case, the assets and liabilities of one or more of the Non-Securitization Entities, on the one hand, and one or more of the Securitization Entities on the other hand, would not be consolidated in the bankruptcy of any such Non-Securitization Entity.

19.
Accordingly, based upon the foregoing and subject to the assumptions, qualifications and discussion contained herein and the reasoned analysis of decisional law (recognizing that there is no binding precedent directly on point), we are of the opinion that, in a properly presented case, an informed bankruptcy court having jurisdiction over any Transferor would conclude: (a) that the transfer from such Transferor to its respective Transferee on the Closing Date of such Transferor's right, title and interest to the Contributed Assets pursuant to the terms and conditions of the relevant Contribution Agreement constitutes a true contribution of such assets by such Transferor to its respective Transferee; (b) that, in the event of a filing of a petition for relief by or against any Transferor under the Bankruptcy Code, the Contributed Assets would not be property of the bankruptcy estate of such Transferor under section 541 of the Bankruptcy Code; (c) that the court would not compel the turnover of such Contributed Assets as are in the possession and control of the relevant Transferee under section 542 of the Bankruptcy Code, and (d) that the automatic stay imposed by section 362(a) of the Bankruptcy Code would not apply to prevent such Transferee from receiving the proceeds of the Contributed Assets.

Ropes & Gray 2017 Tax Opinion

20.	The Series 2017-1 Notes will be characterized as indebtedness;

21.	Each Affiliated Entity has been at all times since formation, and will be, treated as a disregarded entity; and

22.
No Affiliated Entity has been at any time since formation, and no Affiliated Entity will be, classified as a corporation, an association taxable as a corporation or a publicly traded partnership taxable as a corporation.

Ropes & Gray Reliance Letter

23.
We confirm that you may rely on the opinions listed below from 2015 Opinion Letter, subject to the assumptions and qualifications set out therein, as if it were addressed to you. Such opinions may not be relied upon by or transmitted to any person other than as permitted by the 2015 Opinion Letter, without our prior written consent.

Ropes & Gray 2015 Corporate and Security Interest Opinion

a.
BR USA is a limited liability company (a) validly existing and in good standing under the laws of the State of California and (b) has the power under its limited liability company agreement and the Beverly Killea Limited Liability Company Act of the State of California to execute, deliver and perform its obligations under each of the Covered Documents to which it is a party.

b.	BR USA has duly authorized, executed and delivered each of the Covered Documents to which it is a party.

c.
Each of the Specified Transaction Documents to which any Company is a party constitutes the valid and binding obligation of such Company and is enforceable against each Company in accordance with its terms.

d.	The execution and delivery by each Company of each Covered Document to which such Person is a party and the performance by such Person of its obligations thereunder will not violate any Covered Laws.

e.
Except (i) as may be required in order to perfect the Liens contemplated by the Collateral Transaction Documents (as defined in the Indenture), (ii) for any actions which may be required by the Federal Assignment of Claims Act of 1940 and any similar state or local law in connection with assignments of Collateral the government obligors of which are covered by such acts, and (iii) as may be required under federal or state securities laws in connection with the offer, issuance and sale of the Series 2015-1 Notes, under the Covered Laws, no consent, approval, license or exemption by, or order or authorization of, or filing, recording or registration with, any governmental authority is required to be obtained by any Company in connection with the execution and delivery of the Note Documents to which such Company is party or the performance by such Company of its obligations thereunder.
Ropes & Gray 2015 Tax Opinion

a.	The Series 2015-1 Notes will be characterized as indebtedness.

Exhibit 2-B

Capitalized terms used within this Exhibit 2-B shall have the meanings set forth in the respective opinion letters in which they will be delivered. The opinions listed below are intended to cover substance and not the actual text of opinions to be delivered and will be subject to assumptions and qualifications substantially consistent with those contained in the comparable legal opinions delivered by Plave Koch in connection with the issuance of the Series 2015-1 Notes of the Master Issuer, subject to any changes necessary to reflect changes in Plave Koch’s standard opinion practice and any other changes reasonably acceptable to the Representatives and their counsel.

Plave Koch PLC 2017 Opinion of Franchise Counsel

1.
The statements in the Memorandum under the caption “Descriptions of the Franchise Arrangements” (other than under the subheadings “International Franchise Arrangements” and “Letter of Intent” regarding international franchises), insofar as they purport to constitute summaries of certain terms of the Form Franchise Agreement and SDA, constitute accurate non-exhaustive summaries of certain terms of the Form Franchise Agreement and SDA (which, for the purpose of this part of our opinion, include the descriptions of those agreements in the Current DD US FDD and the Current BR US FDD). We have no knowledge of any reason that the summaries contained in these portion of the Memorandum (as identified in this paragraph) when issued contained, or on the date of this opinion letter contain, any untrue statement of a material fact or omitted or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. We note, however, that we did not independently investigate or verify, and express no opinion with respect to, the factual statements contained in the Memorandum nor the details that reflect how actual transactions and functions have been conducted (including matters such as the amounts that the Franchisors typically collect in practice, the number of units that are developed under an SDA, and the development schedule under an SDA).

For the sake of clarity, please note that we neither received nor reviewed the agreements that Franchisors use in connection with international franchise arrangements (each one of which is typically negotiated separately as to the transaction-specific business terms, and also adapted to address considerations of local law and commercial custom, and therefore does not closely adhere to a standard form). Accordingly, we express no opinion as to the portions of the Memorandum under the subheadings '“'International Franchise Arrangements”, “International JVs”, and “Letter of Intent.”

2.
We have reviewed the statements in the Memorandum under the caption “Certain Legal Aspects of the Franchise Arrangements,” insofar as they describe U.S. federal and state laws relating to franchising and business opportunities, which constitute non-exhaustive summaries of the matters described therein and which are accurate in all material respects. We have no knowledge of any updates or revisions to the relevant franchise laws in the U.S. that has lead us to believe that the statements in the Memorandum under the caption “Certain Legal Aspects of the Franchise Arrangements,” when issued contained, or on the date of this opinion letter contain, any untrue statement of a material fact or omitted or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. We note, however, that we did not independently investigate or verify, and express no opinion with respect to, the factual statements contained in the Memorandum.

Plave Koch PLC Reliance Letter
We confirm that that the Initial Purchases named in Schedule III hereto may rely on our Opinion Letter dated January 26, 2015 (the” 2015 PK Opinion Letter”), subject to the assumptions and qualifications set out in the 2015 PK Opinion Letter, as if the 2015 PK Opinion Letter were addressed to the Initial Purchasers named in Schedule III hereto. The 2015 PK Opinion Letter may not be relied upon by or transmitted to any person other than as permitted by the Opinion Letter, without our prior written consent. Plave Koch PLC 2015 Opinion of Franchise Counsel

a.
The statements in the Memorandum under the caption “Descriptions of the Franchise Arrangements” (other than under the subheadings “International Franchise Arrangements” and “Letter of Intent” regarding international franchises), insofar as they purport to constitute summaries of certain terms of the Form Franchise Agreement and SDA, constitute accurate non-exhaustive summaries of certain terms of the Form Franchise Agreement and SDA (which, for the purpose of this part of our opinion, include the descriptions of those agreements in the Current DD US FDD and the Current BR US FDD). We have no knowledge of any reason that the summaries contained in these portion of the Memorandum (as identified in this paragraph) when issued contained, or on the date of this opinion letter contain, any untrue statement of a material fact or omitted or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. We note, however, that we did not independently investigate or verify, and express no opinion with respect to, the factual statements contained in the Memorandum nor the details that reflect how actual transactions and functions have been conducted (including matters such as the amounts that the Franchisors typically collect in practice, the number of units that are developed under an SDA, and the development schedule under an SDA).

For the sake of clarity, please note that we neither received nor reviewed the agreement that Franchisors use in connection with international franchise arrangements (each one of which is typically negotiated separately as to the transaction-specific business terms, and also adapted to address considerations of local law and commercial custom, and therefore does not closely adhere to a standard form). Accordingly, we express no opinion as to the portions of the Memorandum under the subheadings, “International Franchise Arrangements” and “Letter of Intent.”

b.
The statements in the Memorandum under the caption “Certain Legal Aspects of the Franchise Arrangements,” insofar as they describe U.S. federal and state laws relating to franchising and business opportunities, have been reviewed by us and constitute non-exhaustive summaries of the matters described therein and are accurate in all material respects. We have no knowledge of any updates or revisions to the relevant franchise laws in the U.S. that has lead us to believe that the statements in the Memorandum under the caption “Certain Legal Aspects of the Franchise Arrangements,” when issued contained, or on the date of this opinion letter contain, any untrue statement of a material fact or omitted or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. We note, however, that we did not independently investigate or verify, and express no opinion with respect to, the factual statements contained in the Memorandum.

c.
No consent, approval, or authorization of or designation, declaration, or filings must be made with any governmental authority that regulates franchising in the U.S. (including the District of Columbia, Puerto Rico, and the U.S. Virgin Islands) in connection with the assignments of the Transferring Franchise Arrangements by the Predecessor Franchisors to the Franchisors.

d.
Subject to the discussion in paragraph (e) below, the assignments and transfers of the Transferring Franchise Agreements by Predecessor Franchisors to Franchisors will not conflict with or result in any material respect in the violation of any franchise statute or franchise regulation in the U.S. (including the District of Columbia, Guam, Puerto Rico, and the U.S. Virgin Islands) to which they are subject.

e.
While many state franchise “relationship” laws limit the right of a franchisor to control transfers by its franchisees of their franchises, franchise agreements, and franchised units, with limited exceptions, no federal or state franchise statute or regulation of general applicability (that is, not governing a particular industry, such as automobiles or service stations) expressly proscribes or otherwise restricts the transfer, assignment, or contribution of franchise agreements by a franchisor. Thus, the transfers, assignments, and contributions to the Franchisors of all Transferring Franchise Arrangements will result in the Franchisors, following such transfers, assignments, and contributions, having full authority under U.S. federal and state franchise statutes and regulations to act as the “franchisor” under such Transferring Franchise Arrangements following the Closing Date. The only possible issues arise in Iowa, Michigan, and New York. In this regard, we advise as follows:

Iowa. In Iowa, a provision of law applied from 1992 through 2000, when it was deleted by amendment. That provision of law, Section 523H.5.6 of the pre-amended version of the Iowa Franchises Law, prohibited a franchisor from transferring its interest in a franchise:
... unless the franchisor makes reasonable provision for the performance of the franchisor's obligations under the franchise agreement by the transferee. For purposes of this subsection, “reasonable provision” means that upon the transfer, the entity assuming the franchisor's obligations has the financial means to perform the franchisor's obligations in the ordinary course of business, but does not mean that the franchisor transferring the franchise is required to guarantee obligations of the underlying franchise agreement.
To the best of our knowledge, very few if any of the Transferring Franchise Agreements were entered into before 2000 (because by now, most of the Pre-Securitization Franchise Agreements have either been renewed or transferred, and therefore replaced by a new franchise agreement entered into with one of the Franchisors).
Michigan.    Section 27(i) of the Michigan Franchise Investment Law renders void and unenforceable if contained in any document relating to a franchise, a provision “which permits the franchisor to directly or indirectly convey, assign or otherwise transfer its obligations to fulfill contractual obligations to the franchisee unless provision has been made for providing the required contractual services.”
New York.    New York franchise regulators have traditionally required, as a condition to granting approval of a franchise registration (but not exemption) and the franchisor’s disclosure document proposed to be used in New York, that a franchisor amend the transfer provisions of its franchise agreement, area development agreement, and similar agreements (customarily via a New York state-specific rider or state-specific addendum) and sometimes its franchise offering circular (customarily via a New York state-specific addendum) to include wording to the following effect with respect to the franchisor’s right to assign such agreements:
No assignment [of the franchise agreement] will be made except to an assignee who, in the franchisor’s good faith judgment, is willing and able to assume the franchisor’s obligations.
We note that, to the best of our knowledge, both the Predecessor Franchisors and the Franchisors have been, at all times relevant to the offer and sale of the Transferring Franchise Agreements, exempt from the registration requirements of the New York Franchise Act, and therefore, those entities have not been required to include the language noted above. The language noted above is simply a reflection of the opinion of the New York Department of Law’s franchise examiners, which may or may not be an accurate description of the state of law in New York.
Because the Transaction Documents reflect that both the Franchisors and DBI, which is an existing affiliate of Predecessor Franchisors and the Master Issuer, will be contractually responsible for providing the required services specified under the Transferring Franchise Agreements and assuming that both the Franchisors and DBI have the financial and other capacity and experience to provide the required contractual services and have a present intent to comply with such obligations, we are of the opinion that the transfer restrictions in the laws of Iowa, Michigan, and New York referred to above do not proscribe the assignments to the Franchisors of the Transferring Franchise Agreements, as contemplated by the Securitization Transaction.
We are further of the opinion that there is no published case law regarding franchise agreements that would expressly prohibit Predecessor Franchisors from transferring, assigning and contributing the Transferring Franchise Agreements to the Franchisors and for the Franchisors to act as “franchisor” thereunder on and after the Closing Date.
The nominal case law addressing this subject affirms this opinion. For example, in First & First, Inc. v. Dunkin’ Donuts Inc., No. Civ. A. 90-1060, 1990 WL 36139 (E.D. Pa. Mar. 27, 1990), a group of 102 “Mister Donut” franchisees sought to enjoin the proposed acquisition of the “Mister Donut” franchise system by Dunkin’ Donuts Incorporated. The court denied the franchisee-plaintiffs’ motion for a preliminary injunction on their claims of breach of contract and tortious interference with business relations. The court observed:
We can find nothing in plaintiffs’ franchise agreements which prevents Mister Donut from selling its stock… Moreover, the facts give us a clear picture of defendants, who have said over and over again, that they will honor all contractual commitments of Mister Donut… Beyond speculation, we have seen no proof that they will not and believe that if any violations ever do actually occur, they could adequately be handled in an action of law. In short, we find no breach, anticipatory or otherwise, or evidence of a lack of good faith and fair dealing (emphasis added; exhibit citations omitted). Id. at *93.

Similarly, in Marc’s Big Boy Corp. v. Marriott Corp., Bus. Franchise Guide (CCH) ¶ 9100 (E.D. Wis. 1988), the plaintiff, a franchisee, attempted to prevent Marriott Corp. from assigning its rights and interests under its “Big Boy” franchise agreements to Elias Brothers Restaurants, one of the largest franchisees in the “Big Boy” system. The franchisee argued that the franchise agreements, which were silent on the issue of transferability by the franchisor, actually were personal services contracts that, under common law, could not be assigned without the franchisee’s consent. The court rejected this argument, noting the general rule that the duties of a corporation are delegable because the parties typically do not contemplate personal performance by particular individuals within the corporation. Unless a franchisee can demonstrate a substantial interest in having the original franchisor, rather than the assignee, perform under the contract, the court concluded that an assignment is typically valid without the franchisee’s consent. The court found no evidence that the assignee would be any less capable than Marriott Corp. to perform complete, competent service for the franchisees.

There is at least one case, however, where the subject franchise agreement appeared to explicitly authorize the sale, transfer, or assignment of the franchise agreement in question, but franchisees still invoked the amorphous “implied covenant of good faith and fair dealing” in an effort to have the judiciary substitute notions of “fairness” for what the contract actually said. In A.J. Temple Marble & Tile Inc. v. Union Carbide Marble Care, Inc., et al., Bus. Franchise Guide (CCH) ¶ 10,523 (Sup. Ct., N.Y. County, N.Y. 1994), the court denied a motion to dismiss a franchisee’s claim under the “implied covenant” of good faith and fair dealing challenging the franchisor’s sale of its franchise system to a third party even in the face of clear franchise agreement language specifically authorizing such a sale. While the court observed that the franchisor had right to sell out, the court declined to grant the motion for dismissal because it concluded that an “implied covenant” inquiry was appropriate regarding the franchisee’s contention that “(Union Carbide Marble Care) sold the system to an entity with no experience as a franchisor, with no reputation, recognition or renown in the marble or stone care business…”

We believe, but cannot guarantee, that the above-cited A.J. Temple decision is aberrational and unsupported by other judicial precedent and, to our knowledge, has not been followed by any other court. It is distinguishable from the Securitization Transaction because the Master Issuer will, through its own attributes and those of DBI (and its subsidiaries and affiliates), possess the reputation, recognition, or renown apparently found lacking in A.J. Temple. Other courts have declined to apply the covenant of good faith and fair dealing on contract questions where the franchise agreement unambiguously addresses the issue at hand. See, e.g. Clark v. America’s Favorite Chicken Co., 110 F.3d 295, 297 (5th Cir. 1997); see also Coriatt-Gaubil v. Roche Bobois Int’l, S.A., 717 F. Supp 2d 132, 138 (D. Mass. 2010) (“defendants are entitled to resort to the corporate procedures that the parties agreed to when they incorporated Viva and its subsidiaries” (applying Mass. law)); and Phoenix Capital Investments LLC v. Ellington Mgmt. Grp., LLC, 51 A.D. 3d 549, 550, 859 N.Y.S.2d 46, 48 (App. Div. 2008) (“We adhere to the well-established principle that the implied covenant of good faith and fair dealing will be enforced only to the extent it is consistent with the provisions of the contract.” (applying NY law)).

Moreover, the facts of A.J. Temple involved allegations of fraud and misrepresentation and fact patterns that are, we believe, distinguishable from the circumstances at hand in connection with the Securitization Transaction.

We advise you that, in order for the Franchisors to be able to offer and sell new “Dunkin’ Donuts” and “Baskin-Robbins” franchises in the United States (including the District of Columbia, Puerto Rico, and the U.S. Virgin Islands) after the Closing Date, the Franchisors will be required, among other things, to: (a) prepare franchise disclosure documents that comply with the disclosure mandates and requirements of the U.S. Federal Trade Commission and applicable state franchise and business opportunity laws; (b) apply for and maintain franchise registrations/filings, or exemptions from franchise registrations/filings, in the relevant franchise registration/filing states; (c) apply for and maintain exemptions from the business opportunity registration/filing requirements in the relevant business opportunity states; (d) file advertising and other franchisee solicitation materials in certain of the franchise registration states and cause such advertising and other franchise solicitation materials to comply in substance and form with all standards and conditions prescribed by applicable law; (e) file with all applicable state franchise registration authorities all franchise salesperson disclosure forms, franchise sales agent forms, and franchise broker forms required by state franchise laws to be filed with such state franchise registration authorities; and (f) use and disseminate, in connection with its franchise offer and sales activities in the United States (including the District of Columbia, Guam, Puerto Rico, and the U.S. Virgin Islands), and in compliance with the disclosure mandates and requirements of the U.S. Federal Trade Commission and applicable state franchise and business opportunity laws (unless exempted), the franchise disclosure documents that it has prepared in compliance with the disclosure mandates and requirements of the U.S. Federal Trade Commission and applicable state franchise and business opportunity laws. We express no opinion with respect to any party’s past or intended compliance with such requirements.
Exhibit 2-C

Capitalized terms used within this Exhibit 2-C shall have the meanings set forth in the respective opinion letters in which they will be delivered. The opinions listed below are intended to cover substance and not the actual text of opinions to be delivered and will be subject to assumptions and qualifications substantially consistent with those contained in the comparable legal opinions delivered by Dentons US LLP in connection with the issuance of the Series 2015-1 Notes of the Master Issuer, subject to any changes necessary to reflect changes in Dentons US LLP’s standard opinion practice and any other changes reasonably acceptable to the Representatives and their counsel.
Dentons US LLP 2017 Trustee Counsel Opinion

1.
Citibank is, based upon a certificate of corporate existence issued by the Comptroller of the Currency, validly existing as a national banking association in good standing under the laws of the United States, and has the requisite entity power and authority to execute and deliver each Agreement to which it is a party and to perform its obligations thereunder.

2.	Each of the Agreements has been duly authorized by all requisite action, executed and delivered by the Trustee.

3.
Each of the Agreements, assuming (unless opined to herein) the necessary entity power and authority, authorization, execution, authentication, payment and delivery of and by each party thereto, is a valid and legally binding agreement under the laws of the State of New York, enforceable thereunder in accordance with its terms against the Trustee.

4.
With respect to the Trustee, the performance of its obligations under each of the Agreements and the consummation of the transactions contemplated thereby will not result in any breach or violation of its articles of association or bylaws.

5.
With respect to the Trustee, to our knowledge, there is no legal action, suit, proceeding or investigation before any court, agency or other governmental body pending or threatened (by written communication to it of a present intention to initiate such action, suit, proceeding or investigation) against it which, either in one instance or in the aggregate, draws into question the validity of, seeks to prevent the consummation of any of the transactions contemplated by or would impair materially its ability to perform its obligations under the Agreements.

6.
With respect to the Trustee, the performance of its obligations under each of the Agreements to which it is a party and the consummation of the transactions contemplated thereby do not require any consent, approval, authorization or order of, filing with or notice to any United States federal or State of New York court, agency or other governmental body under any United States federal or State of New York statute or regulation that is normally applicable to transactions of the type contemplated by the Agreements, except such as may be required under the securities laws of any State of the United States or such as have been obtained, effected or given.

7.
With respect to the Trustee, the performance of its obligations under each of the Agreements and the consummation of the transactions contemplated thereby will not result in any breach or violation by the Trustee of any United States federal or State of New York statute or regulation that is normally applicable to transactions of the type contemplated by the Agreements.

8.	The Notes have been duly authenticated and delivered by the Trustee in accordance with the Indenture.

Exhibit 2-D

Capitalized terms used within this Exhibit 2-D shall have the meanings set forth in the respective opinion letters in which they will be delivered. The opinions listed below are intended to cover substance and not the actual text of opinions to be delivered and will be subject to customary qualifications and assumptions.

Eversheds Sutherland (US) LLP 2017 Opinions

1.
The Servicing Agreement constitutes a legal, valid and binding agreement of the Servicer enforceable in accordance with its terms against the Servicer subject to (i) applicable bankruptcy, insolvency, fraudulent conveyance, receivership, conservatorship, reorganization, liquidation, moratorium, readjustment of debt or other similar laws affecting the enforcement of creditors’ rights generally, as such laws would apply in the event of the insolvency, receivership, conservatorship, liquidation or reorganization of, or other similar occurrence with respect to the Servicer, or in the event of any moratorium or similar occurrence affecting the Servicer and (ii) general principles of equity, including, without limitation, principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity), and except that the enforcement of rights with respect to indemnification, limitations and releases of liability and covenants not to sue, and contribution obligations and provisions (a) purporting to waive or limit rights to trial by jury, oral amendments to written agreements or rights of set off, (b) relating to submission to jurisdiction, venue or service of process, or (c) relating to severability clauses, may be limited by applicable law or considerations of public policy.

2.
Certain agreements, waivers, rights, remedies and other provisions of the Servicing Agreement (including, but not limited to, those specifically identified in this opinion letter, if any) are or may be unenforceable in whole or in part, but we are of the opinion that the inclusion of any such provision does not affect the overall validity of the Servicing Agreement as it applies to the Servicer.

Exhibit 2-E

Capitalized terms used within this Exhibit 2-E shall have the meanings set forth in the respective opinion letters in which they will be delivered. The opinions listed below are intended to cover substance and not the actual text of opinions to be delivered and will be subject to assumptions and qualifications substantially consistent with those contained in the comparable legal opinions delivered by FTI in connection with the issuance of the Series 2015-1 Notes of the Master Issuer, subject to any changes necessary to reflect changes in FTI standard opinion practice and any other changes reasonably acceptable to the Representatives and their counsel.

FTI 2017 In-House Opinion

1.	The Company has been duly incorporated and is validly existing as a corporation under the laws of the State of Maryland.

2.	The Company has the requisite corporate power and authority to perform its obligations thereunder.

3.	The Agreement constitutes a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

4.
The performance of the services contemplated by the Agreement and compliance with the terms and conditions thereof by the Company will conflict with, result in a breach or violation of, or constitute a default under, (a) the Articles of Incorporation, as restated, amended and supplemented, and By-Laws, as restated and amended, by the Company or (b) any applicable statute, rule or regulation to which the Company is subject that would have a material adverse effect on (i) the ability of the Company to perform its obligations under the Agreement or (ii) the business, operations, assets, liabilities or financial condition of the Company and its subsidiaries as a whole

FTI Reliance Letter

5.
Reference is made to our opinion (the “Opinion Letter”), a copy of which is attached hereto as Exhibit A, dated ______, delivered in connection with our entry into the Back-Up Management Agreement. Pursuant to Schedule __ of the Class __ Note Purchase Agreement, dated as of the date hereof, among _____________, you are hereby authorized to rely on the Opinion Letter, subject to the assumptions and qualifications set out therein, as if it were addressed to you. The Opinion Letter may not be relied upon by or transmitted to any person other than as permitted by the Opinion Letter, without our prior written consent.

FTI 2015 In-House Opinion

a.	The Company has been duly incorporated and is validly existing as a corporation under the laws of the State of Maryland.

b.	The Company has the requisite corporate power and authority to execute and deliver the Agreement and to perform its obligations thereunder.

c.
The execution and delivery of the Agreement by the Company, and the performance by the Company of its obligations thereunder, have been authorized by all requisite corporate action of the Company, and upon due execution and delivery by the Company and all other parties thereto, will constitute a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

d.
Neither the execution and delivery of the Agreement by the Company nor the performance of the services contemplated thereby and compliance with the terms and conditions thereof by the Company will not conflict with, or result in a breach or violation of, or constitute a default under, (a) the Articles of Incorporation, as restated, amended and supplemented, and By-Laws, as restated and amended, by the Company or (b) any applicable statute, rule or regulation to which the Company is subject that would have a material adverse effect on (i) the ability of the Company to perform its obligations under the Agreement or (ii) the business, operations, assets, liabilities or financial condition of the Company and its subsidiaries as a whole.

Exhibit 2-F

Capitalized terms used within this Exhibit 2-F shall have the meanings set forth in the respective opinion letters in which they will be delivered. The opinions listed below are intended to cover substance and not the actual text of opinions to be delivered and will be subject to assumptions and qualifications substantially consistent with those contained in the comparable legal opinions delivered by Richards Layton & Finger LLP in connection with the issuance of the Series 2015-1 Notes of the Master Issuer, subject to any changes necessary to reflect changes in Richards Layton & Finger LLP’s standard opinion practice and any other changes reasonably acceptable to the Representatives and their counsel.

Richards Layton & Finger LLP 2017 Opinion re: Corporations

1.
Each of the Corporations is a corporation duly incorporated, validly existing and in good standing as a corporation under the General Corporation Law of the State of Delaware (the “General Corporation Law”).

2.
Each of the Corporations has all requisite power and authority under its Certificate, its Bylaws and the General Corporation Law to execute and deliver the Transaction Documents to which it is a party and to perform its obligations thereunder.

3.
The execution and delivery by each of the Corporations of each of the Transaction Documents to which it is a party, and the performance by each of the Corporations of its obligations thereunder, will not violate its Certificate, its Bylaws or the General Corporation Law.

4.
The execution and delivery by each of the Corporations of each of the Transaction Documents to which it is a party, and the performance by each of the Corporations of its obligations thereunder, have been duly authorized by all necessary action on the part of the Corporations under its Certificate of Incorporation, its Bylaws and the General Corporation Law.

5.	To the extent Delaware law applies, each of the Corporations has duly executed each of the Transaction Documents to which it is a party.

6.
No authorization, consent, approval or order of any Delaware court or any Delaware governmental or administrative body is required to be obtained by a Corporation solely as a result of the execution and delivery by such Corporation of the Transaction Documents to which it is a party, or the performance by such Corporation of its obligations thereunder.

Richards Layton & Finger LLP 2017 Opinion re: Indenture

7.
Insofar as Article 9 of the Uniform Commercial Code as in effect in the State of Delaware on the date hereof (the “Delaware UCC”) is applicable (without regard to conflict of laws principles), upon the filing of the Financing Statement with the Division, the Trustee has a perfected security interest in the Company's rights in that portion of the Indenture Collateral described in the Financing Statement in which a security interest is perfected by the filing of a UCC financing statement with the Division (the “Filing Collateral”) and the proceeds (as defined in Section 9-102(a)(64) of the Delaware UCC) thereof.

Richards Layton & Finger LLP 2017 Opinion re: LLCs

8.	Each Company has been duly formed and is validly existing in good standing as a limited liability company under the laws of the State of Delaware.

9.
Under the Delaware Limited Liability Company Act (6 Del. C. §18-101, et seg.) (the “LLC Act”) and the applicable LLC Agreement, each Company has the requisite limited liability company power and authority to execute and deliver the Transaction Documents to which it is a party, and to perform its obligations thereunder.

10.
Under the LLC Act and the applicable LLC Agreement, the execution and delivery by each Company of the Transaction Documents to which it is a party, and the performance of its obligations thereunder, have been duly authorized by the requisite limited liability company action on the part of such Company. Under the LLC Act and the applicable LLC Agreement, each Company has duly executed the Transaction Documents to which it is a party.

11.	The LLC Agreement of a Company constitutes a legal, valid and binding agreement of the Member of such Company, and is enforceable against the Member of such Company, in accordance with its terms.

12.
If properly presented to a Delaware court, a Delaware court applying Delaware law would conclude that (i) as long as the Indenture has not been terminated in accordance with its terms, in order for a Person to file a voluntary bankruptcy petition on behalf of a Company, the prior written consent of the Member and the prior unanimous written consent of the Board of Managers (including the Independent Managers) of the applicable Company as provided for in Section 8.9.3 of the applicable LLC Agreement, is required, and (ii) such provision, contained in Section 8.9.3 of the applicable LLC Agreement, that requires, as long as the Indenture has not been terminated in accordance with its terms, the prior written consent of the Member and the prior unanimous written consent of the Board of Managers (including the Independent Managers) of the applicable Company in order for a Person to file a voluntary bankruptcy petition on behalf of such Company, constitutes a legal, valid and binding agreement of the Member of such Company, and is enforceable against the Member of such Company, in accordance with its terms.

13.
While under the LLC Act, on application to a court of competent jurisdiction, a judgment creditor of a Member may be able to charge such Member's share of any profits and losses of a Company and such Member's right to receive distributions of such Company's assets (the “Member's Interest”), to the extent so charged, the judgment creditor has only the right to receive any distribution or distributions to which such Member would otherwise have been entitled in respect of such Member's Interest. Under the LLC Act, no creditor of a Member of a Company shall have any right to obtain possession of, or otherwise exercise legal or equitable remedies with respect to, the property of such Company. Thus, under the LLC Act, a judgment creditor of a Member of a Company may not satisfy its claims against such Member by asserting a claim against the assets of such Company.

14.
Under the LLC Act (i) each Company is a separate legal entity, and (ii) the existence of each Company as a separate legal entity shall continue until the cancellation of the LLC Certificate of such Company.

15.	Under the LLC Act and the applicable LLC Agreement, the Bankruptcy or dissolution of the Member of a Company will not, by itself, cause such Company to be dissolved or its affairs to be wound up.

16.
No authorization, consent, approval or order of any Delaware court or any Delaware governmental or administrative body is required to be obtained by a Company solely as a result of the execution and delivery by such Company of the Transaction Documents to which it is a party, or the performance by such Company of its obligations thereunder.

17.
The execution and delivery by a Company of the Transaction Documents to which it is a party, and the performance by such Company of its obligations thereunder, do not violate (i) any applicable Delaware law, rule or regulation, or (ii) such Company's LLC Certificate or LLC Agreement.

Richards Layton & Finger LLP 2017 Opinion re: UCC G&C Agreement

18.
Insofar as Article 9 of the Uniform Commercial Code as in effect in the State of Delaware on the date hereof (the “Delaware UCC”) is applicable (without regard to conflict of laws principles), the Trustee has a perfected security interest in the Companies' rights in that portion of the Collateral described in the Financing Statements in which a security interest may be perfected by the filing of a UCC financing statement with the Division (collectively, the “Filing Collateral”) and the proceeds (as defined in Section 9-102(a)(64) of the Delaware UCC) thereof.

Richards Layton & Finger LLP 2017 Opinion re: Voluntary Bankruptcy Petitions

19.
Based upon the foregoing, and upon our examination of such questions of law and statutes as we have considered necessary or appropriate, and subject to the assumptions, qualifications, limitations and exceptions set forth herein, we are of the opinion that a federal bankruptcy court would hold that Delaware law, and not federal law, governs the determination of what persons or entities have authority to file a voluntary bankruptcy petition on behalf of the Companies.

Richards Layton & Finger LLP Reliance Letter

20.
You may rely on the Opinion Letter as of its date to the same extent as if it was addressed to you. We assume no obligation to update or supplement the Opinion Letter to reflect any facts, circumstances, laws, rules or regulations, or any changes thereto, or any court or other authority decisions or governmental or regulatory authority determinations, that have occurred after [__], or that may hereafter occur or come to our attention. You may rely upon the Opinion Letter as of its date in connection with the matters set forth therein. Except as stated above, the Opinion Letter is not to be furnished or quoted to, or relied upon by, any other person or entity without our prior written consent.

Richards Layton & Finger LLP 2015 Opinion re: Corporations

e.
Each of the Corporations is a corporation duly incorporated, validly existing and in good standing as a corporation under the General Corporation Law of the State of Delaware (the “General Corporation Law”).

f.
Each of the Corporations has all requisite power and authority under its Certificate, its Bylaws and the General Corporation Law to execute and deliver the Transaction Documents to which it is a party and to perform its obligations thereunder.

g.
The execution and delivery by each of the Corporations of each of the Transaction Documents to which it is a party, and the performance by each of the Corporations of its obligations thereunder, will not violate its Certificate, its Bylaws or the General Corporation Law.

h.
The execution and delivery by each of the Corporations of each of the Transaction Documents to which it is a party, and the performance by each of the Corporations of its obligations thereunder, have been duly authorized by all necessary action on the part of the Corporations under its Certificate of Incorporation, its Bylaws and the General Corporation Law.

i.	To the extent Delaware law applies, each of the Corporations has duly executed each of the Transaction Documents to which it is a party.

j.
No authorization, consent, approval or order of any Delaware court or any Delaware governmental or administrative body is required to be obtained by a Corporation solely as a result of the execution and delivery by such Corporation of the Transaction Documents to which it is a party, or the performance by such Corporation of its obligations thereunder.

Richards Layton & Finger LLP 2015 Opinion re: LLCs

a.	Each Company has been duly formed and is validly existing in good standing as a limited liability company under the laws of the State of Delaware.

b.
Under the Delaware Limited Liability Company Act (6 Del. C. §18-101, et seg.) (the “LLC Act”) and the applicable LLC Agreement, each Company has the requisite limited liability company power and authority to execute and deliver the Transaction Documents to which it is a party, and to perform its obligations thereunder.

c.
Under the LLC Act and the applicable LLC Agreement, the execution and delivery by each Company of the Transaction Documents to which it is a party, and the performance of its obligations thereunder, have been duly authorized by the requisite limited liability company action on the part of such Company. Under the LLC Act and the applicable LLC Agreement, each Company has duly executed the Transaction Documents to which it is a party.

d.	The LLC Agreement of a Company constitutes a legal, valid and binding agreement of the Member of such Company, and is enforceable against the Member of such Company, in accordance with its terms.

e.
If properly presented to a Delaware court, a Delaware court applying Delaware law would conclude that (i) as long as the Indenture has not been terminated in accordance with its terms, in order for a Person to file a voluntary bankruptcy petition on behalf of a Company, the prior written consent of the Member and the prior unanimous written consent of the Board of Managers (including the Independent Managers) of the applicable Company as provided for in Section 8.9.3 of the applicable LLC Agreement, is required, and (ii) such provision, contained in Section 8.9.3 of the applicable LLC Agreement, that requires, as long as the Indenture has not been terminated in accordance with its terms, the prior written consent of the Member and the prior unanimous written consent of the Board of Managers (including the Independent Managers) of the applicable Company in order for a Person to file a voluntary bankruptcy petition on behalf of such Company, constitutes a legal, valid and binding agreement of the Member of such Company, and is enforceable against the Member of such Company, in accordance with its terms.

f.
While under the LLC Act, on application to a court of competent jurisdiction, a judgment creditor of a Member may be able to charge such Member's share of any profits and losses of a Company and such Member's right to receive distributions of such Company's assets (the “Member's Interest”), to the extent so charged, the judgment creditor has only the right to receive any distribution or distributions to which such Member would otherwise have been entitled in respect of such Member's Interest. Under the LLC Act, no creditor of a Member of a Company shall have any right to obtain possession of, or otherwise exercise legal or equitable remedies with respect to, the property of such Company. Thus, under the LLC Act, a judgment creditor of a Member of a Company may not satisfy its claims against such Member by asserting a claim against the assets of such Company.

g.
Under the LLC Act (i) each Company is a separate legal entity, and (ii) the existence of each Company as a separate legal entity shall continue until the cancellation of the LLC Certificate of such Company.

h.	Under the LLC Act and the applicable LLC Agreement, the Bankruptcy or dissolution of the Member of a Company will not, by itself, cause such Company to be dissolved or its affairs to be wound up.

i.
No authorization, consent, approval or order of any Delaware court or any Delaware governmental or administrative body is required to be obtained by a Company solely as a result of the execution and delivery by such Company of the Transaction Documents to which it is a party, or the performance by such Company of its obligations thereunder.

j.
The execution and delivery by a Company of the Transaction Documents to which it is a party, and the performance by such Company of its obligations thereunder, do not violate (i) any applicable Delaware law, rule or regulation, or (ii) such Company's LLC Certificate or LLC Agreement.

k.	The AdFund has been duly formed and is validly existing in good standing as a limited liability company under the laws of the State of Delaware.

l.
Under the LLC Act, the AdFund LLC Agreement and the Consent, the AdFund has the requisite limited liability company power and authority to execute and deliver the Transaction Documents to which it is a party, and to perform its obligations thereunder.

m.
Under the LLC Act, the AdFund LLC Agreement and the Consent, the execution and delivery by the AdFund of the Transaction Documents to which it is a party, and the performance of its obligations thereunder, have been duly authorized by the requisite limited liability company action on the part of the AdFund. Under the LLC Act, the AdFund LLC Agreement and the Consent, the AdFund has duly executed the Transaction Documents to which it is a party.

n.	The AdFund LLC Agreement constitutes a legal, valid and binding agreement of the AdFund Member, and is enforceable against the AdFund Member, in accordance with its terms.

o.
No authorization, consent, approval or order of any Delaware court or any Delaware governmental or administrative body is required to be obtained by the AdFund solely as a result of the execution and delivery by the AdFund of the Transaction Documents to which it is a party, or the performance by the AdFund of its obligations thereunder.

p.
The execution and delivery by the AdFund of the Transaction Documents to which it is a party, and the performance by the AdFund of its obligations thereunder, do not violate (i) any applicable Delaware law, rule or regulation, or (ii) the AdFund LLC Certificate or the AdFund LLC Agreement.

Richards Layton & Finger LLP 2015 Opinion re: Merger

a.
DB Supplier is duly incorporated, validly existing and in good standing as a corporation under the General Corporation Law. Each of the LLCs has been duly formed and is validly existing in good standing as a limited liability company under the LLC Act.

b.
The DB Supplier Merger shall become effective under the General Corporation Law and under the LLC Act at such time as the DB Supplier Certificate of Merger is duly filed with the Secretary of State, as provided in Sections 103 and 264 of the General Corporation Law and Section 18-209 of the LLC Act, and all relevant taxes, filing fees and other charges are duly paid and any required annual franchise tax reports of DB Supplier are filed with the Secretary of State.

c.
The DB UK Merger shall become effective under the LLC Act at such time as the DB UK Certificate of Merger is duly filed with the Secretary of State, as provided in Section 18-209 of the LLC Act, and all relevant taxes, filing fees and other charges are duly paid.

d.
The DD Restaurants Merger shall become effective under the LLC Act at such time as the DD Restaurants Certificate of Merger is duly filed with the Secretary of State, as provided in Section 18-209 of the LLC Act, and all relevant taxes, filing fees and other charges are duly paid.

e.
The BR Japan Merger shall become effective under the LLC Act at such time as the BR Japan Certificate of Merger is duly filed with the Secretary of State, as provided in Section 18-209 of the LLC Act, and all relevant taxes, filing fees and other charges are duly paid.

f.
In accordance with, and pursuant to, Section 259 of the General Corporation Law, upon the effectiveness of the DB Supplier Merger, for all purposes of the laws of the State of Delaware, BRINT will possess all the rights, privileges, powers and franchises as well of a public as of a private nature, and being subject to all the restrictions, disabilities and duties of DB Supplier; and all and singular, the rights, privileges, powers and franchises of DB Supplier, and all property, real, personal and mixed, and all debts due to DB Supplier on whatever account, as well for stock subscriptions as all other things in action or belonging to DB Supplier shall be vested in BRINT; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter as effectually the property of BRINT as they were of DB Supplier, and the title to any real estate vested by deed or otherwise, under the laws of the State of Delaware, in DB Supplier, shall not revert or be in any way impaired by reason of the General Corporation Law; but all rights of creditors and all liens upon any property of DB Supplier shall be preserved unimpaired, and all debts, liabilities and duties of DB Supplier shall thenceforth attach to BRINT, and may be enforced against BRINT to the same extent as if said debts, liabilities and duties had been incurred or contracted by BRINT.

g.
In accordance with, and pursuant to, Section 18-209(g) of the LLC Act, upon the effectiveness of the applicable Merger, for all purposes of the laws of the State of Delaware, all of the rights, privileges and powers of DB Supplier, DB UK, DD Restaurants and BR Japan, and all property, real, personal and mixed, and all debts due to DB Supplier, DB UK, DD Restaurants and BR Japan, as well as all other things and causes of action belonging to DB Supplier, DB UK, DD Restaurants and BR Japan, will become vested in BRINT, and will become the property of BRINT as they were of DB Supplier, DB UK, DD Restaurants and BR Japan, and the title to any real property vested by deed or otherwise, under the laws of the State of Delaware, in DB Supplier, DB UK, DD Restaurants and BR Japan, will not revert or become in any way impaired by reason of the LLC Act; but all rights of creditors and all liens upon any property of DB Supplier, DB UK, DD Restaurants and BR Japan will be preserved unimpaired, and all debts, liabilities and duties of DB Supplier, DB UK, DD Restaurants and BR Japan will attach to BRINT, and may be enforced against BRINT to the same extent as if said debts, liabilities and duties had been incurred or contracted by BRINT.

h.
DB Supplier has all requisite power and authority under the DB Supplier Certificate, the DB Supplier Bylaws and the General Corporation Law to execute and deliver the DB Supplier Merger Agreement and to perform its obligations thereunder.

i.
The execution and delivery by DB Supplier of the DB Supplier Merger Agreement, and the performance by DB Supplier of its obligations thereunder, will not violate the DB Supplier Certificate, the DB Supplier Bylaws and the General Corporation Law.

j.
The execution and delivery by DB Supplier of the DB Supplier Merger Agreement, and the performance by DB Supplier of its obligations thereunder, have been duly authorized by all necessary action on the part of DB Supplier under the DB Supplier Certificate, the DB Supplier Bylaws and the General Corporation Law.

k.
No authorization, consent, approval or order of any Delaware court or any Delaware governmental or administrative body is required to be obtained by DB Supplier solely as a result of the execution and delivery by DB Supplier of the DB Supplier Merger Agreement, or the performance by DB Supplier of its obligations thereunder.

l.
Under the LLC Act, the applicable LLC Agreement and the applicable LLC Consent, each LLC has the requisite limited liability company power and authority to execute and deliver the Transaction Documents to which it is a party, and to perform its obligations thereunder.

m.
Under the LLC Act, the applicable LLC Agreement and the applicable LLC Consent, the execution and delivery by each LLC of the Transaction Documents to which it is a party, and the performance of its obligations thereunder, have been duly authorized by the requisite limited liability company action on the part of such LLC.

n.
No authorization, consent, approval or order of any Delaware court or any Delaware governmental or administrative body is required to be obtained by an LLC solely as a result of the execution and delivery by such LLC of the Transaction Documents to which it is a party, or the performance by such LLC of its obligations thereunder.

o.
The execution and delivery by an LLC of the Transaction Documents to which it is a party, and the performance by such LLC of its obligations thereunder, will not violate (i) any applicable Delaware law, rule or regulation, or (ii) such LLC's LLC Certificate or LLC Agreement.

p.	Each Merger Agreement constitutes a legal, valid and binding agreement of the parties thereto, and is enforceable against the parties thereto, in accordance with its terms.
Richards Layton & Finger LLP 2015 Opinion re Supplemental Above Line Entities

a.	Each Company has been duly formed and is validly existing in good standing as a limited liability company under the laws of the State of Delaware.

b.
Under the Delaware Limited Liability Company Act (6 Del. C. §18-101, et seq.) (the “LLC Act”), the applicable LLC Agreement and the applicable Consent, each Company has the requisite limited liability company power and authority to execute and deliver the Transaction Documents to which it is a party, and to perform its obligations thereunder.

c.
Under the LLC Act, the applicable LLC Agreement and the applicable Consent, the execution and delivery by each Company of the Transaction Documents to which it is a party, and the performance of its obligations thereunder, have been duly authorized by the requisite limited liability company action on the part of such Company. Under the LLC Act, the applicable LLC Agreement and the applicable Consent, each Company has duly executed the Transaction Documents to which it is a party.

d.	The LLC Agreement of a Company constitutes a legal, valid and binding agreement of the Member of such Company, and is enforceable against the Member of such Company, in accordance with its terms.

e.
No authorization, consent, approval or order of any Delaware court or any Delaware governmental or administrative body is required to be obtained by a Company solely as a result of the execution and delivery by such Company of the Transaction Documents to which it is a party, or the performance by such Company of its obligations thereunder.

f.
The execution and delivery by a Company of the Transaction Documents to which it is a party, and the performance by such Company of its obligations thereunder, do not violate (i) any applicable Delaware law, rule or regulation, or (ii) such Company's LLC Certificate or LLC Agreement.

Exhibit 2-G

Capitalized terms used within this Exhibit 2-G shall have the meanings set forth in the respective opinion letters in which they will be delivered. The opinions listed below are intended to cover substance and not the actual text of opinions to be delivered and will be subject to assumptions and qualifications substantially consistent with those contained in the comparable legal opinions delivered by Ropes & Gray LLP in connection with the issuance of the Series 2015-1 Notes of the Master Issuer, subject to any changes necessary to reflect changes in Ropes & Gray LLPs’ standard opinion practice and any other changes reasonably acceptable to the Representatives and their counsel.
Ropes & Gray Negative Assurance Letter

1.
Subject to the foregoing and the last sentence of this paragraph and on the basis of information that we have gained in the course of our representation of the Company and our participation in the discussions referred to above, we confirm to you that no facts that have come to our attention have caused us to believe that (i) the Final Offering Memorandum, as of its date or as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) the Pricing Disclosure Package, as of 12:48 P.M. New York time on September 14, 2017, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

The statements in the Pricing Disclosure Package and the Final Offering Memorandum under the captions "Description of the Securitization Entities," "Description of the Product Sourcing Arrangements," "Description of the Manager and the Management Agreement," "Description of the Servicer and the Servicing Agreement," "Description of the Back-Up Manager and the Back-Up Management Agreement," "Description of Offered Notes," “Description of the Class A-1 Notes,” "Description of the Indenture and the Guarantee and Collateral Agreement," "Description of the Contribution Agreements and the Representations and Warranties Agreement," "Description of the IP License Agreements,” and "Certain U.S. Federal Income Tax Considerations," insofar as such statements constitute descriptions of securities or summaries of documents referred to therein or descriptions or conclusions of United States federal law, which fairly summarize in all material respects the provisions of the securities, documents or laws referred to therein, subject to the qualifications and limitations set forth therein.
Exhibit 2-H

Capitalized terms used within this Exhibit 2-H shall have the meanings set forth in the respective opinion letters in which they will be delivered. The opinions listed below are intended to cover substance and not the actual text of opinions to be delivered and will be subject to assumptions and qualifications substantially consistent with those contained in the comparable legal opinions delivered by In-House counsel of Dunkin’ in connection with the issuance of the Series 2015-1 Notes of the Master Issuer, subject to any changes necessary to reflect changes in the In-House Counsel of Dunkin’ standard opinion practice and any other changes reasonably acceptable to the Representatives and their counsel.
Dunkin’ In-House Counsel Opinion

1.
Based upon and subject to the foregoing, I am of the opinion that, to my knowledge, except as described in the Pricing Disclosure Package or the Final Offering Memorandum, including the documents incorporated by reference therein, there are no pending legal proceedings to which the Company or any of its subsidiaries is a party or to which any of their property is subject (and there are no such proceedings known by me to be contemplated by a governmental authority) that would be required to be disclosed pursuant to Item 103 of Regulation S-K promulgated under the Securities Act if the disclosure called for by such item was required to be included in the Pricing Disclosure Package or the Final Offering Memorandum.

Exhibit 2-I

Capitalized terms used within this Exhibit 2-I shall have the meanings set forth in the respective opinion letters in which they will be delivered. The opinions listed below are intended to cover substance and not the actual text of opinions to be delivered and will be subject to assumptions and qualifications substantially consistent with those contained in the comparable legal opinions delivered by In-House Counsel of Servicer in connection with the issuance of the Series 2015-1 Notes of the Master Issuer, subject to any changes necessary to reflect changes in In-House Counsel of Servicer standard opinion practice and any other changes reasonably acceptable to the Representatives and their counsel.

Servicer In-House Counsel Opinion

1.
PNC Bank is a national banking association duly organized, validly existing and in good standing under the laws of the United States of America, with full power and authority under such laws to perform its obligations under the Servicing Agreement.

2.	The Servicing Agreement has been duly authorized, executed and delivered by PNC Bank.

3.
No consent, approval, authorization or order of any federal court, governmental agency or body is required in connection with the performance by PNC Bank of the Servicing Agreement, except for those consents, approvals, authorizations or orders that previously have been obtained.

4.
PNC Bank's fulfillment of the terms of the Servicing Agreement do not (a) conflict with or result in a violation of the Articles of Association or By-Laws of PNC Bank or (b) violate applicable provisions of federal statutory laws or regulations known by me to be applicable to PNC Bank and to transactions of the type contemplated by the Servicing Agreement, the violation of which would have a material adverse effect on the ability of PNC Bank to perform its obligations under the Servicing Agreement.

5.
PNC Bank's fulfillment of the terms of the Servicing Agreement do not result in a breach or violation of, or constitute a default or an event which, with the passing of time, the giving of notice or both, would constitute a default under, or result in a right of acceleration of its obligations under, the terms of any indenture or other agreement or instrument known to me to which PNC Bank is a party or by which it is bound or any order, judgment or decree of any federal or state court, administrative agency or governmental instrumentality known by me to be applicable to PNC Bank, the breach, violation, default or acceleration of which would have a material adverse effect on the ability of PNC Bank to perform its obligations under the Servicing Agreement.

To my knowledge, there are no actions, suits or proceedings against PNC Bank, pending before any federal or state court, governmental agency or arbitrator or overtly threatened in writing against PNC Bank which challenge the enforceability or validity of the Servicing Agreement or any action taken or to be taken in connection with PNC Bank's obligations contemplated therein or which, either individually or in the aggregate, is reasonably likely to materially impair PNC Bank's ability to perform under the terms of the Servicing Agreement.